                                                                               .
                                                                               .
                                                                               .

                           COLLINS AIKMAN CORPORATION
                           JANUARY 2006 -- MONTH ONLY
                                INCOME STATEMENT

                                                                                    C A CAN
                                                                      COLLINS &    DOMESTIC
                                                                        AIKMAC      HOLDING    C & A PRODUCT   JPS_AUTOMOTIVE,
                                                                        PARENT      COMPANY         CO.              INC.
                                                           TOTAL       05-55927    05-55930       05-55932         05-55935
                                                        -----------   ---------   ----------   -------------   ---------------
Net Outside Sales                                       137,143,937       --              --     31,713,585      17,975,706
I/D Net Sales                                             4,187,636       --              --        810,786            (404)
I/G Net Sales                                             3,931,426       --              --     (3,794,552)      2,690,686
                                                        -----------      ---      ----------     ----------      ----------
TOTAL SALES                                             145,262,999       --              --     28,729,819      20,665,989

Cost of goods sold                                      142,975,202       --              --     20,198,965      22,539,256
                                                        -----------      ---      ----------     ----------      ----------
   GROSS PROFIT                                           2,287,798                       --      8,530,855      (1,873,268)

Selling, general and administrative expenses             22,999,667       --              --     19,937,760          29,041
                                                        -----------      ---      ----------     ----------      ----------
   OPERATING INCOME                                     (20,711,869)      --              --    (11,406,905)     (1,902,308)

Interest Expense, net                                     6,692,302       --              --      6,692,302              --
Intercompany Interest, net                               (2,371,104)      --      (1,951,339)      (419,765)             --
Preferred Stock Accretion                                        --       --              --             --              --
Miscellaneous (Income)/Expense                                   --       --              --             --              --
Corporate Allocation Adjustment                                  --       --              --             --              --
Commission Income                                          (156,829)      --              --       (156,829)             --
Commission Expense                                               --       --              --             --              --
Royalty Income                                             (401,351)      --              --       (393,011)             --
Royalty Expense                                                  --       --              --             --              --
Joint Venture (Income)/Expense                                   --       --              --             --              --
Minority Interest in Cons Net Income                             --       --              --             --              --
Dividend Income                                                  --       --              --             --              --
Discount/Income for Carcorp                                      --       --              --             --              --
Gain/(Loss) Early Extinguishment of Debt                         --       --              --             --              --
Discount/Premium on Hedges                                       --       --              --             --              --
(Gain) / Loss on Hedges                                          --       --              --             --              --
(Gain) / Loss on Swaps                                           --       --              --             --              --
NAAIS Intercompany Sales Profit                                  --       --              --             --              --
Loss on Sale of Receivables                                      --       --              --             --              --
Restructuring Provision                                          --       --              --             --              --
Foreign Transactions-(Gain)/Loss                           (910,064)      --        (276,810)      (692,021)             --
Amort of Discount on NPV of Liabilities                          --       --              --             --              --
Gain/(Loss) Sale-Leaseback Transaction                           --       --              --             --              --
                                                        -----------      ---      ----------     ----------      ----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES   (23,564,824)      --       2,228,148    (16,437,581)     (1,902,308)

Federal Tax                                                      --       --              --             --              --
State Income Tax                                                 --       --              --             --              --
Foreign Income Tax                                           20,910       --              --         20,910              --
                                                        -----------      ---      ----------     ----------      ----------
INCOME FROM CONTINUING OPERATIONS                       (23,585,734)      --       2,228,148    (16,458,491)     (1,902,308)

Discontinued Operations (Gain)/Loss                         125,629       --              --             --              --
Gain/Loss on Sale of Divisions                                   --       --              --             --              --
Extraordinary Items                                              --       --              --             --              --
Integration                                                      --       --              --             --              --
                                                        -----------      ---      ----------     ----------      ----------
NET INCOME (LOSS)                                       (23,711,363)      --       2,228,148    (16,458,491)     (1,902,308)
                                                        ===========      ===      ==========     ==========      ==========


                                     1 of 8

                           COLLINS AIKMAN CORPORATION
                           JANUARY 2006 -- MONTH ONLY
                                INCOME STATEMENT

                                                             DURA         C & A                                    AMCO
                                                         CONVERTIBLE   DEVELOPMENT                 SOUTHWEST   CONVERTIBLE
                                                        SYSTEMS, INC       CO.       OWOSSO, MI    LAMINATES     FABRICS
                                                          05-55942       05-55943     05-55946     05-55948      05-55949
                                                        ------------   -----------   ----------   ----------   -----------
Net Outside Sales                                         8,370,325         --         686,956     4,878,188           --
I/D Net Sales                                                    --         --          42,783            --           --
I/G Net Sales                                             1,662,793         --          93,647    (3,780,668)   1,840,104
                                                         ----------        ---       ---------    ----------    ---------
TOTAL SALES                                              10,033,119         --         823,387     1,097,520    1,840,104

Cost of goods sold                                       10,262,184         --       1,012,477     1,087,395    1,142,930
                                                         ----------        ---       ---------    ----------    ---------
   GROSS PROFIT                                            (229,065)        --        (189,090)       10,125      697,174

Selling, general and administrative expenses                272,325         --             597         1,616           --
                                                         ----------        ---       ---------    ----------    ---------
   OPERATING INCOME                                        (501,390)        --        (189,687)        8,508      697,174

Interest Expense, net                                            --         --              --            --           --
Intercompany Interest, net                                       --         --              --            --           --
Preferred Stock Accretion                                        --         --              --            --           --
Miscellaneous (Income)/Expense                                   --         --              --            --           --
Corporate Allocation Adjustment                                  --         --              --            --           --
Commission Income                                                --         --              --            --           --
Commission Expense                                               --         --              --            --           --
Royalty Income                                                   --         --              --            --           --
Royalty Expense                                                  --         --              --            --           --
Joint Venture (Income)/Expense                                   --         --              --            --           --
Minority Interest in Cons Net Income                             --         --              --            --           --
Dividend Income                                                  --         --              --            --           --
Discount/Income for Carcorp                                      --         --              --            --           --
Gain/(Loss) Early Extinguishment of Debt                         --         --              --            --           --
Discount/Premium on Hedges                                       --         --              --            --           --
(Gain) / Loss on Hedges                                          --         --              --            --           --
(Gain) / Loss on Swaps                                           --         --              --            --           --
NAAIS Intercompany Sales Profit                                  --         --              --            --           --
Loss on Sale of Receivables                                      --         --              --            --           --
Restructuring Provision                                          --         --              --            --           --
Foreign Transactions-(Gain)/Loss                             73,268         --              --            --           --
Amort of Discount on NPV of Liabilities                          --         --              --            --           --
Gain/(Loss) Sale-Leaseback Transaction                           --         --              --            --           --
                                                         ----------        ---       ---------    ----------    ---------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES      (574,658)        --        (189,687)        8,508      697,174

Federal Tax                                                      --         --              --            --           --
State Income Tax                                                 --         --              --            --           --
Foreign Income Tax                                               --         --              --            --           --
                                                         ----------        ---       ---------    ----------    ---------
INCOME FROM CONTINUING OPERATIONS                          (574,658)        --        (189,687)        8,508      697,174

Discontinued Operations (Gain)/Loss                              --         --              --            --           --
Gain/Loss on Sale of Divisions                                   --         --              --            --           --
Extraordinary Items                                              --         --              --            --           --
Integration                                                      --         --              --            --           --
                                                         ----------        ---       ---------    ----------    ---------
NET INCOME (LOSS)                                          (574,658)        --        (189,687)        8,508      697,174
                                                         ==========        ===       =========    ==========    =========


                                     2 of 8

                           COLLINS AIKMAN CORPORATION
                           JANUARY 2006 -- MONTH ONLY
                                INCOME STATEMENT

                                                            C & A          C & A         TEXTRON          BRUT         TEXTRON
                                                        INTERNATIONAL    ACCESSORY      AUTOMOTIVE     PLASTICS,     AUTOMOTIVE
                                                            CORP.       MATS, INC.   INTERIORS, INC.      INC.     EXTERIORS, INC
                                                           05-55951      05-55952        05-55956       05-55957      05-55958
                                                        -------------   ----------   ---------------   ---------   --------------
Net Outside Sales                                             --         8,799,620     30,189,080          --        13,194,432
I/D Net Sales                                                 --                --      2,195,797          --            75,813
I/G Net Sales                                                 --        (1,818,687)     3,715,238          --           666,725
                                                             ---         ---------     ----------         ---        ----------
TOTAL SALES                                                   --         6,980,933     36,100,115          --        13,936,970

Cost of goods sold                                            --         5,898,260     37,821,568          --        16,456,700
                                                             ---         ---------     ----------         ---        ----------
   GROSS PROFIT                                               --         1,082,673     (1,721,453)         --        (2,519,730)

Selling, general and administrative expenses                  --           373,817         40,825          --           157,329
                                                             ---         ---------     ----------         ---        ----------
   OPERATING INCOME                                           --           708,857     (1,762,278)         --        (2,677,059)

Interest Expense, net                                         --                --             --          --                --
Intercompany Interest, net                                    --                --             --          --                --
Preferred Stock Accretion                                     --                --             --          --                --
Miscellaneous (Income)/Expense                                --                --             --          --                --
Corporate Allocation Adjustment                               --                --             --          --                --
Commission Income                                             --                --             --          --                --
Commission Expense                                            --                --             --          --                --
Royalty Income                                                --                --             --          --                --
Royalty Expense                                               --                --             --          --                --
Joint Venture (Income)/Expense                                --                --             --          --                --
Minority Interest in Cons Net Income                          --                --             --          --                --
Dividend Income                                               --                --             --          --                --
Discount/Income for Carcorp                                   --                --             --          --                --
Gain/(Loss) Early Extinguishment of Debt                      --                --             --          --                --
Discount/Premium on Hedges                                    --                --             --          --                --
(Gain) / Loss on Hedges                                       --                --             --          --                --
(Gain) / Loss on Swaps                                        --                --             --          --                --
NAAIS Intercompany Sales Profit                               --                --             --          --                --
Loss on Sale of Receivables                                   --                --             --          --                --
Restructuring Provision                                       --                --             --          --                --
Foreign Transactions--(Gain)/Loss                             --                --             --          --            12,957
Amort of Discount on NPV of Liabilities                       --                --             --          --                --
Gain/(Loss) Sale--Leaseback Transaction                       --                --             --          --                --
                                                             ---         ---------     ----------         ---        ----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES         --           708,857     (1,762,278)         --        (2,690,016)

Federal Tax                                                   --                --             --          --                --
State Income Tax                                              --                --             --          --                --
Foreign Income Tax                                            --                --             --          --                --
                                                             ---         ---------     ----------         ---        ----------
INCOME FROM CONTINUING OPERATIONS                             --           708,857     (1,762,278)         --        (2,690,016)

Discontinued Operations (Gain)/Loss                           --                --             --          --                --
Gain/Loss on Sale of Divisions                                --                --             --          --                --
Extraordinary Items                                           --                --             --          --                --
Integration                                                   --                --             --          --                --
                                                             ---         ---------     ----------         ---        ----------
NET INCOME (LOSS)                                             --           708,857     (1,762,278)         --        (2,690,016)
                                                             ===         =========     ==========         ===        ==========


                                     3 of 8

                           COLLINS AIKMAN CORPORATION
                           JANUARY 2006 -- MONTH ONLY
                                INCOME STATEMENT

                                                         C & A ASSET                     WICKES ASSET                       C & A
                                                          SERVICES,    C & A PLASTICS,    MANAGEMENT,   C & A FABRICS,   PROPERTIES,
                                                        INC.- CONSOL         INC             INC.            INC.            INC.
                                                          05-55959         05-55960        05-55962        05-55963        05-55964
                                                        ------------   ---------------   ------------   --------------   -----------
Net Outside Sales                                            --             928,430           --           9,225,338        --
I/D Net Sales                                                --             265,012           --                  --        --
I/G Net Sales                                                --             497,838           --           3,780,668        --
                                                            ---           ---------          ---          ----------       ---
TOTAL SALES                                                  --           1,691,280           --          13,006,005        --

Cost of goods sold                                           --           1,503,725           --          14,432,410        --
                                                            ---           ---------          ---          ----------       ---
   GROSS PROFIT                                              --             187,556           --          (1,426,405)       --

Selling, general and administrative expenses                 --           1,375,064           --             641,945        10
                                                            ---           ---------          ---          ----------       ---
   OPERATING INCOME                                          --          (1,187,508)          --          (2,068,350)      (10)

Interest Expense, net                                        --                  --           --                  --        --
Intercompany Interest, net                                   --                  --           --                  --        --
Preferred Stock Accretion                                    --                  --           --                  --        --
Miscellaneous (Income)/Expense                               --                  --           --                  --        --
Corporate Allocation Adjustment                              --                  --           --                  --        --
Commission Income                                            --                  --           --                  --        --
Commission Expense                                           --                  --           --                  --        --
Royalty Income                                               --                  --           --              (8,340)       --
Royalty Expense                                              --                  --           --                  --        --
Joint Venture (Income)/Expense                               --                  --           --                  --        --
Minority Interest in Cons Net Income                         --                  --           --                  --        --
Dividend Income                                              --                  --           --                  --        --
Discount/Income for Carcorp                                  --                  --           --                  --        --
Gain/(Loss) Early Extinguishment of Debt                     --                  --           --                  --        --
Discount/Premium on Hedges                                   --                  --           --                  --        --
(Gain) / Loss on Hedges                                      --                  --           --                  --        --
(Gain) / Loss on Swaps                                       --                  --           --                  --        --
NAAIS Intercompany Sales Profit                              --                  --           --                  --        --
Loss on Sale of Receivables                                  --                  --           --                  --        --
Restructuring Provision                                      --                  --           --                  --        --
Foreign Transactions--(Gain)/Loss                            --               28,780          --                  --        --
Amort of Discount on NPV of Liabilities                      --                  --           --                  --        --
Gain/(Loss) Sale--Leaseback Transaction                      --                  --           --                  --        --
                                                            ---           ---------          ---          ----------       ---
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES        --          (1,216,288)          --          (2,060,010)      (10)

Federal Tax                                                  --                  --           --                  --        --
State Income Tax                                             --                  --           --                  --        --
Foreign Income Tax                                           --                  --           --                  --        --
                                                            ---           ---------          ---          ----------       ---
INCOME FROM CONTINUING OPERATIONS                            --          (1,216,288)          --          (2,060,010)      (10)

Discontinued Operations (Gain)/Loss                          --                  --           --                  --        --
Gain/Loss on Sale of Divisions                               --                  --           --                  --        --
Extraordinary Items                                          --                  --           --                  --        --
Integration                                                  --                  --           --                  --        --
                                                            ---           ---------          ---          ----------       ---
NET INCOME (LOSS)                                            --          (1,216,288)          --          (2,060,010)      (10)
                                                            ===           =========          ===          ==========       ===


                                     4 of 8

                           COLLINS AIKMAN CORPORATION
                           JANUARY 2006 -- MONTH ONLY
                                INCOME STATEMENT

                                                  TEXTRON          WICKES                                          COMET
                                                 AUTOMOTIVE    MANUFACTURING        C & A       C & A EUROPE,   ACOUSTICS,
                                                (ARGENTINA)       COMPANY      INTERIORS, INC        INC.          INC.
                                               INC. 05-55965      05-55968         05-55970        05-55971      05-55972
                                               -------------   -------------   --------------   -------------   ----------
Net Outside Sales                                    --                --             --              --            --
I/D Net Sales                                        --                --             --              --            --
I/G Net Sales                                        --                --             --              --            --
                                                    ---          --------            ---             ---           ---
TOTAL SALES                                                                           --              --            --

Cost of goods sold                                   --                --             --              --            --
   GROSS PROFIT                                      --                --             --              --            --
                                                    ---               ---            ---             ---           ---

Selling, general and administrative expenses         --                --             --              --            --
                                                    ---          --------            ---             ---           ---
   OPERATING INCOME                                  --                --             --              --            --

Interest Expense, net                                --                --             --              --            --
Intercompany Interest, net                           --                --             --              --            --
Preferred Stock Accretion                            --                --             --              --            --
Miscellaneous (Income)/Expense                       --                --             --              --            --
Corporate Allocation Adjustment                      --                --             --              --            --
Commission Income                                    --                --             --              --            --
Commission Expense                                   --                --             --              --            --
Royalty Income                                       --                --             --              --            --
Royalty Expense                                      --                --             --              --            --
Joint Venture (Income)/Expense                       --                --             --              --            --
Minority Interest in Cons Net Income                 --                --             --              --            --
Dividend Income                                      --                --             --              --            --
Discount/Income for Carcorp                          --                --             --              --            --
Gain/(Loss) Early Extinguishment of Debt             --                --             --              --            --
Discount/Premium on Hedges                           --                --             --              --            --
(Gain) / Loss on Hedges                              --                --             --              --            --
(Gain) / Loss on Swaps                               --                --             --              --            --
NAAIS Intercompany Sales Profit                      --                --             --              --            --
Loss on Sale of Receivables                          --                --             --              --            --
Restructuring Provision                              --                --             --              --            --
Foreign Transactions-(Gain)/Loss                     --                --             --              --            --
Amort of Discount on NPV of Liabilities              --                --             --              --            --
Gain/(Loss) Sale-Leaseback Transaction               --                --             --              --            --
                                                    ---          --------            ---             ---           ---
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                  --                --             --              --            --

Federal Tax                                          --                --             --              --            --
State Income Tax                                     --                --             --              --            --
Foreign Income Tax                                   --                --             --              --            --
                                                    ---          --------            ---             ---           ---
INCOME FROM CONTINUING OPERATIONS                    --                --             --              --            --

Discontinued Operations (Gain)/Loss                  --           125,629             --              --            --
Gain/Loss on Sale of Divisions                       --                --             --              --            --
Extraordinary Items                                  --                --             --              --            --
Integration                                          --                --             --              --            --
                                                    ---          --------            ---             ---           ---
NET INCOME (LOSS)                                    --          (125,629)            --              --            --
                                                    ===          ========            ===             ===           ===


                                     5 of 8

                           COLLINS AIKMAN CORPORATION
                           JANUARY 2006 -- MONTH ONLY
                                INCOME STATEMENT

                                                  GAMBLE           M&C                          TEXTRON AUTO
                                               DEVELOPMENT      ADVANCED      BECKER GROUP,       OVERSEAS      CW MANAGEMENT
                                                   CO.       PROCESSES, INC        LLC        INVESTMENT, INC       CORP.
                                                 05-55974       05-55976         05-55977         05-55978         05-55979
                                               -----------   --------------   -------------   ---------------   -------------
Net Outside Sales                                   --             --           7,228,758            --               --
I/D Net Sales                                       --             --             755,869            --               --
I/G Net Sales                                       --             --          (1,649,102)           --               --
                                                   ---            ---          ----------           ---              ---
TOTAL SALES                                         --             --           6,335,524            --               --

Cost of goods sold                                  --             --           6,523,621            --               --
                                                   ---            ---          ----------           ---              ---
   GROSS PROFIT                                     --             --            (188,097)           --               --

Selling, general and administrative expenses        --             --             112,321            --               --
                                                   ---            ---          ----------           ---              ---
   OPERATING INCOME                                 --             --            (300,418)           --               --

Interest Expense, net                               --             --                  --            --               --
Intercompany Interest, net                          --             --                  --            --               --
Preferred Stock Accretion                           --             --                  --            --               --
Miscellaneous (Income)/Expense                      --             --                  --            --               --
Corporate Allocation Adjustment                     --             --                  --            --               --
Commission Income                                   --             --                  --            --               --
Commission Expense                                  --             --                  --            --               --
Royalty Income                                      --             --                  --            --               --
Royalty Expense                                     --             --                  --            --               --
Joint Venture (Income)/Expense                      --             --                  --            --               --
Minority Interest in Cons Net Income                --             --                  --            --               --
Dividend Income                                     --             --                  --            --               --
Discount/Income for Carcorp                         --             --                  --            --               --
Gain/(Loss) Early Extinguishment of Debt            --             --                  --            --               --
Discount/Premium on Hedges                          --             --                  --            --               --
(Gain) / Loss on Hedges                             --             --                  --            --               --
(Gain) / Loss on Swaps                              --             --                  --            --               --
NAAIS Intercompany Sales Profit                     --             --                  --            --               --
Loss on Sale of Receivables                         --             --                  --            --               --
Restructuring Provision                             --             --                  --            --               --
Foreign Transactions-(Gain)/Loss                    --             --             (12,809)           --               --
Amort of Discount on NPV of Liabilities             --             --                  --            --               --
Gain/(Loss) Sale-Leaseback Transaction              --             --                  --            --               --
                                                   ---            ---          ----------           ---              ---
INCOME FROM CONTINUING OPERATIONS                   --             --            (287,609)           --               --
BEFORE INCOME TAXES

Federal Tax                                         --             --                  --            --               --
State Income Tax                                    --             --                  --            --               --
Foreign Income Tax                                  --             --                  --            --               --
                                                   ---            ---          ----------           ---              ---
INCOME FROM CONTINUING OPERATIONS                   --             --            (287,609)           --               --

Discontinued Operations (Gain)/Loss                 --             --                  --            --               --
Gain/Loss on Sale of Divisions                      --             --                  --            --               --
Extraordinary Items                                 --             --                  --            --               --
Integration                                         --             --                  --            --               --
                                                   ---            ---          ----------           ---              ---
NET INCOME (LOSS)                                   --             --            (287,609)           --               --
                                                   ===            ===          ==========           ===              ===


                                     6 of 8

                           COLLINS AIKMAN CORPORATION
                           JANUARY 2006 -- MONTH ONLY
                                INCOME STATEMENT

                                                             C & A                       C & A CARPET
                                                          AUTOMOTIVE      C & A CARPET        AND        TEXTRON AUTO      C & A
                                                        INTERNATIONAL,   AND ACOUSTICS     ACOUSTICS    INTERNATIONAL   (GIBRALTAR)
                                                             INC.          (TN), INC.     (MI), INC.    SERVICES, INC     LIMITED
                                                           05-55980         05-55984       05-55982        05-55985       05-55989
                                                        --------------   -------------   ------------   -------------   -----------
Net Outside Sales                                             --           3,953,520            --              --           --
I/D Net Sales                                                 --              41,981            --              --           --
I/G Net Sales                                                 --              26,734            --              --           --
                                                             ---           ---------        ------          ------          ---
TOTAL SALES                                                   --           4,022,234            --              --           --

Cost of goods sold                                            --           4,081,104            --             499           --
                                                             ---           ---------        ------          ------          ---
   GROSS PROFIT                                               --             (58,870)           --            (499)          --

Selling, general and administrative expenses                  --               2,500        25,000              --           --
                                                             ---           ---------        ------          ------          ---
   OPERATING INCOME                                           --             (61,370)      (25,000)           (499)          --

Interest Expense, net                                         --                  --            --              --           --
Intercompany Interest, net                                    --                  --            --              --           --
Preferred Stock Accretion                                     --                  --            --              --           --
Miscellaneous (Income)/Expense                                --                  --            --              --           --
Corporate Allocation Adjustment                               --                  --            --              --           --
Commission Income                                             --                  --            --              --           --
Commission Expense                                            --                  --            --              --           --
Royalty Income                                                --                  --            --              --           --
Royalty Expense                                               --                  --            --              --           --
Joint Venture (Income)/Expense                                --                  --            --              --           --
Minority Interest in Cons Net Income                          --                  --            --              --           --
Dividend Income                                               --                  --            --              --           --
Discount/Income for Carcorp                                   --                  --            --              --           --
Gain/(Loss) Early Extinguishment of Debt                      --                  --            --              --           --
Discount/Premium on Hedges                                    --                  --            --              --           --
(Gain) / Loss on Hedges                                       --                  --            --              --           --
(Gain) / Loss on Swaps                                        --                  --            --              --           --
NAAIS Intercompany Sales Profit                               --                  --            --              --           --
Loss on Sale of Receivables                                   --                  --            --              --           --
Restructuring Provision                                       --                  --            --              --           --
Foreign Transactions-(Gain)/Loss                              --                  --            --         (43,915)          --
Amort of Discount on NPV of Liabilities                       --                  --            --              --           --
Gain/(Loss) Sale-Leaseback Transaction                        --                  --            --              --           --
                                                             ---           ---------        ------          ------          ---
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES         --             (61,370)      (25,000)         43,416           --

Federal Tax                                                   --                  --            --              --           --
State Income Tax                                              --                  --            --              --           --
Foreign Income Tax                                            --                  --            --              --           --
                                                             ---           ---------        ------          ------          ---
INCOME FROM CONTINUING OPERATIONS                             --             (61,370)      (25,000)         43,416           --

Discontinued Operations (Gain)/Loss                           --                  --            --              --           --
Gain/Loss on Sale of Divisions                                --                  --            --              --           --
Extraordinary Items                                           --                  --            --              --           --
Integration                                                   --                  --            --              --           --
                                                             ---           ---------        ------          ------          ---
NET INCOME (LOSS)                                             --             (61,370)      (25,000)         43,416           --
                                                             ===           =========        ======          ======          ===


                                     7 of 8

                           COLLINS AIKMAN CORPORATION
                           JANUARY 2006 -- MONTH ONLY
                                INCOME STATEMENT

                                                                         NEW                       C&A
                                                          TEXTRON     BALTIMORE       C&A      AUTOMOTIVE
                                                        AUTOMOTIVE    HOLDINGS,   AUTOMOTIVE    SERVICES,
                                                        (ASIA) INC.      LLC       MATS, LLC       LLC
                                                          05-55991     05-55992    05-55969     05-55981
                                                        -----------   ---------   ----------   ----------
Net Outside Sales                                              --           --        --           --
I/D Net Sales                                                  --           --        --           --
I/G Net Sales                                                  --           --        --           --
                                                           ------       ------       ---          ---
TOTAL SALES                                                    --           --        --           --

Cost of goods sold                                             --       14,108        --           --
                                                           ------       ------       ---          ---
   GROSS PROFIT                                                --      (14,108)       --           --

Selling, general and administrative expenses               29,518           --        --           --
                                                           ------       ------       ---          ---
   OPERATING INCOME                                       (29,518)     (14,108)       --           --

Interest Expense, net                                          --           --        --           --
Intercompany Interest, net                                     --           --        --           --
Preferred Stock Accretion                                      --           --        --           --
Miscellaneous (Income)/Expense                                 --           --        --           --
Corporate Allocation Adjustment                                --           --        --           --
Commission Income                                              --           --        --           --
Commission Expense                                             --           --        --           --
Royalty Income                                                 --           --        --           --
Royalty Expense                                                --           --        --           --
Joint Venture (Income)/Expense                                 --           --        --           --
Minority Interest in Cons Net Income                           --           --        --           --
Dividend Income                                                --           --        --           --
Discount/Income for Carcorp                                    --           --        --           --
Gain/(Loss) Early Extinguishment of Debt                       --           --        --           --
Discount/Premium on Hedges                                     --           --        --           --
(Gain) / Loss on Hedges                                        --           --        --           --
(Gain) / Loss on Swaps                                         --           --        --           --
NAAIS Intercompany Sales Profit                                --           --        --           --
Loss on Sale of Receivables                                    --           --        --           --
Restructuring Provision                                        --           --        --           --
Foreign Transactions-(Gain)/Loss                              486           --        --           --
Amort of Discount on NPV of Liabilities                        --           --        --           --
Gain/(Loss) Sale-Leaseback Transaction                         --           --        --           --
                                                           ------       ------       ---          ---
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES     (30,004)     (14,108)       --           --

Federal Tax                                                    --           --        --           --
State Income Tax                                               --           --        --           --
Foreign Income Tax                                             --           --        --           --
                                                           ------       ------       ---          ---
INCOME FROM CONTINUING OPERATIONS                         (30,004)     (14,108)       --           --

Discontinued Operations (Gain)/Loss                            --           --        --           --
Gain/Loss on Sale of Divisions                                 --           --        --           --
Extraordinary Items                                            --           --        --           --
Integration                                                    --           --        --           --
                                                           ------       ------       ---          ---
NET INCOME (LOSS)                                         (30,004)     (14,108)       --           --
                                                           ======       ======       ===          ===


                                     8 of 8

                           COLLINS AIKMAN CORPORATION
                         JANUARY 2006 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                                       C A CAN
                                                                         COLLINS &     DOMESTIC
                                                                          AIKMAN       HOLDING         C & A
                                                                          PARENT       COMPANY     PRODUCTS CO.
                                                            TOTAL        05-55927      05-55930      05-55932
                                                        -------------   ----------   -----------   ------------
Net Outside Sales                                       1,483,429,555        --               --    410,365,260
I/D Net Sales                                              52,582,414        --               --      7,892,996
I/G Net Sales                                              19,631,121        --               --    (29,215,550)
                                                        -------------       ---      -----------    -----------
TOTAL SALES                                             1,555,643,089        --               --    389,042,706

Cost of goods sold                                      1,354,833,752        --               --    192,447,275
                                                        -------------       ---      -----------    -----------
   GROSS PROFIT                                           200,809,337        --               --    196,595,432

Selling, general and administrative expenses              187,012,115        --               --    162,876,245
                                                        -------------       ---      -----------    -----------
   OPERATING INCOME                                        13,797,222        --               --     33,719,186

Interest Expense, net                                      63,386,583        --               --     63,448,516
Intercompany Interest, net                                (23,914,185)       --      (17,639,720)    (7,728,889)
Preferred Stock Accretion                                          --        --               --             --
Miscellaneous (Income)/Expense                                  2,906        --               --          2,362
Corporate Allocation Adjustment                           (12,297,860)       --               --    (45,966,415)
Commission Income                                          (1,194,311)       --               --     (1,194,311)
Commission Expense                                                 --        --               --             --
Royalty Income                                             (3,492,296)       --               --     (3,438,393)
Royalty Expense                                                    --        --               --             --
Joint Venture (Income)/Expense                                177,794        --               --             --
Minority Interest in Cons Net Income                               --        --               --             --
Dividend Income                                                    --        --               --             --
Discount/Income for Carcorp                                     2,592        --               --          2,592
Gain/(Loss) Early Extinguishment of Debt                           --        --               --             --
Discount/Premium on Hedges                                         --        --               --             --
(Gain) / Loss on Hedges                                            --        --               --             --
(Gain) / Loss on Swaps                                             --        --               --             --
NAAIS Intercompany Sales Profit                                    --        --               --             --
Loss on Sale of Receivables                                        --        --               --             --
Restructuring Provision                                            --        --               --             --
Foreign Transactions-(Gain)/Loss                             (656,884)       --       (1,323,111)       757,415
Amort of Discount on NPV of Liabilities                            --        --               --             --
Gain/(Loss) Sale-Leaseback Transaction                             --        --               --             --
                                                        -------------       ---      -----------    -----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES      (8,217,116)       --       18,962,831     27,836,309

Federal Tax                                                (4,090,271)       --               --     (4,090,271)
State Income Tax                                                   --        --               --             --
Foreign Income Tax                                            169,141        --               --        169,141
                                                        -------------       ---      -----------    -----------
INCOME FROM CONTINUING OPERATIONS                          (4,295,986)       --       18,962,831     31,757,439

Discontinued Operations (Gain)/Loss                        (8,003,330)       --               --             --
Gain/Loss on Sale of Divisions                                     --        --               --             --
Extraordinary Items                                                --        --               --             --
Integration                                                        --        --               --             --
                                                        -------------       ---      -----------    -----------
NET INCOME (LOSS)                                           3,707,344        --       18,962,831     31,757,439
                                                        =============       ===      ===========    ===========


                                     1 of 9

                           COLLINS AIKMAN CORPORATION
                         JANUARY 2006 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                              DURA
                                                        JPS_AUTOMOTIVE,    CONVERTIBLE        C & A
                                                              INC.        SYSTEMS, INC   DEVELOPMENT CO.
                                                            05-55935        05-55942         05-55943
                                                        ---------------   ------------   ---------------
Net Outside Sales                                         196,582,554      69,510,981           --
I/D Net Sales                                                  (2,911)             --           --
I/G Net Sales                                              20,922,598      13,279,377           --
                                                          -----------      ----------          ---
TOTAL SALES                                               217,502,241      82,790,357

Cost of goods sold                                        206,708,627      87,009,596           --
                                                          -----------      ----------          ---
   GROSS PROFIT                                            10,793,614      (4,219,239)

Selling, general and administrative expenses                  290,360       2,663,734           --
                                                          -----------      ----------          ---
   OPERATING INCOME                                        10,503,254      (6,882,973)          --

Interest Expense, net                                              --              --           --
Intercompany Interest, net                                    258,594         144,063           --
Preferred Stock Accretion                                          --              --           --
Miscellaneous (Income)/Expense                                     --              --           --
Corporate Allocation Adjustment                             3,989,939         693,108           --
Commission Income                                                  --              --           --
Commission Expense                                                 --              --           --
Royalty Income                                                     --              --           --
Royalty Expense                                                    --              --           --
Joint Venture (Income)/Expense                                     --              --           --
Minority Interest in Cons Net Income                               --              --           --
Dividend Income                                                    --              --           --
Discount/Income for Carcorp                                        --              --           --
Gain/(Loss) Early Extinguishment of Debt                           --              --           --
Discount/Premium on Hedges                                         --              --           --
(Gain) / Loss on Hedges                                            --              --           --
(Gain) / Loss on Swaps                                             --              --           --
NAAIS Intercompany Sales Profit                                    --              --           --
Loss on Sale of Receivables                                        --              --           --
Restructuring Provision                                            --              --           --
Foreign Transactions-(Gain)/Loss                                   --         (25,884)          --
Amort of Discount on NPV of Liabilities                            --              --           --
Gain/(Loss) Sale-Leaseback Transaction                             --              --           --
                                                          -----------      ----------          ---
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES       6,254,721      (7,694,260)

Federal Tax                                                        --              --           --
State Income Tax                                                   --              --           --
Foreign Income Tax                                                 --              --           --
                                                          -----------      ----------          ---
INCOME FROM CONTINUING OPERATIONS                           6,254,721      (7,694,260)          --

Discontinued Operations (Gain)/Loss                                --              --           --
Gain/Loss on Sale of Divisions                                     --              --           --
Extraordinary Items                                                --              --           --
Integration                                                        --              --           --
                                                          -----------      ----------          ---
NET INCOME (LOSS)                                           6,254,721      (7,694,260)          --
                                                          ===========      ==========          ===


                                     2 of 9

                           COLLINS AIKMAN CORPORATION
                         JANUARY 2006 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                              AMCO          C & A          C & A
                                                             SOUTHWEST    CONVERTIBLE   INTERNATIONAL    ACCESSORY
                                               OWOSSO, MI    LAMINATES      FABRICS         CORP.        MATS, INC.
                                                05-55946      05-55948      05-55949       05-55951       05-55952
                                               ----------   -----------   -----------   -------------   -----------
Net Outside Sales                               7,142,877    65,290,608            --          --        89,787,067
I/D Net Sales                                     798,701            --            --          --                --
I/G Net Sales                                     895,106   (48,659,157)   16,128,130          --       (15,645,195)
                                               ----------   -----------    ----------      ------       -----------
TOTAL SALES                                     8,836,684    16,631,451    16,128,130          --        74,141,872

Cost of goods sold                             11,306,216    14,196,720    10,709,363          --        60,911,719
                                               ----------   -----------    ----------      ------       -----------
   GROSS PROFIT                                (2,469,532)    2,434,731     5,418,767          --        13,230,153

Selling, general and administrative expenses        1,724      (110,817)           --       9,455         3,046,411
                                               ----------   -----------    ----------      ------       -----------
   OPERATING INCOME                            (2,471,256)    2,545,549     5,418,767      (9,455)       10,183,742

Interest Expense, net                                  --            --            --          --                --
Intercompany Interest, net                             --            --            --          --           146,643
Preferred Stock Accretion                              --            --            --          --                --
Miscellaneous (Income)/Expense                         --            --            --          --                --
Corporate Allocation Adjustment                        --       450,061            --          --         2,105,129
Commission Income                                      --            --            --          --                --
Commission Expense                                     --            --            --          --                --
Royalty Income                                         --            --            --          --                --
Royalty Expense                                        --            --            --          --                --
Joint Venture (Income)/Expense                         --            --            --          --                --
Minority Interest in Cons Net Income                   --            --            --          --                --
Dividend Income                                        --            --            --          --                --
Discount/Income for Carcorp                            --            --            --          --                --
Gain/(Loss) Early Extinguishment of Debt               --            --            --          --                --
Discount/Premium on Hedges                             --            --            --          --                --
(Gain) / Loss on Hedges                                --            --            --          --                --
(Gain) / Loss on Swaps                                 --            --            --          --                --
NAAIS Intercompany Sales Profit                        --            --            --          --                --
Loss on Sale of Receivables                            --            --            --          --                --
Restructuring Provision                                --            --            --          --                --
Foreign Transactions-(Gain)/Loss                       --            --            --          --                --
Amort of Discount on NPV of Liabilities                --            --            --          --                --
Gain/(Loss) Sale-Leaseback Transaction                 --            --            --          --                --
                                               ----------   -----------    ----------      ------       -----------
INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES                                   (2,471,256)    2,095,488     5,418,767      (9,455)        7,931,970

Federal Tax                                            --            --            --          --                --
State Income Tax                                       --            --            --          --                --
Foreign Income Tax                                     --            --            --          --                --
                                               ----------   -----------    ----------      ------       -----------
INCOME FROM CONTINUING OPERATIONS              (2,471,256)    2,095,488     5,418,767      (9,455)        7,931,970

Discontinued Operations (Gain)/Loss                    --            --            --          --                --
Gain/Loss on Sale of Divisions                         --            --            --          --                --
Extraordinary Items                                    --            --            --          --                --
Integration                                            --            --            --          --                --
                                               ----------   -----------    ----------      ------       -----------
NET INCOME (LOSS)                              (2,471,256)    2,095,488     5,418,767      (9,455)        7,931,970
                                               ==========   ===========    ==========      ======       ===========


                                     3 of 9

                           COLLINS AIKMAN CORPORATION
                         JANUARY 2006 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                   TEXTRON          BRUT         TEXTRON      C & A ASSET
                                                  AUTOMOTIVE     PLASTICS,     AUTOMOTIVE      SERVICES,    C & A PLASTICS,
                                               INTERIORS, INC.      INC.     EXTERIORS, INC   INC.-CONSOL         INC
                                                   05-55956       05-55957      05-55958        05-55959       05-55960
                                               ---------------   ---------   --------------   -----------   ---------------
Net Outside Sales                                289,871,518         --       160,084,740          --          12,092,499
I/D Net Sales                                     35,200,850         --         1,819,104          --           3,109,136
I/G Net Sales                                     21,646,512         --         4,779,018          --           4,654,948
                                                 -----------        ---       -----------         ---         -----------
TOTAL SALES                                      346,718,881                  166,682,862                      19,856,583

Cost of goods sold                               351,997,674         --       171,939,770          --          19,465,218
                                                 -----------        ---       -----------         ---         -----------
GROSS PROFIT                                      (5,278,794)                  (5,256,908)                        391,365

Selling, general and administrative expenses         307,154         --           (71,422)         --           9,497,645
                                                 -----------        ---       -----------         ---         -----------
OPERATING INCOME                                  (5,585,948)        --        (5,185,486)         --          (9,106,281)

Interest Expense, net                                     --         --                --          --                  --
Intercompany Interest, net                           287,843         --           288,772          --              23,409
Preferred Stock Accretion                                 --         --                --          --                  --
Miscellaneous (Income)/Expense                            --         --                --          --                  --
Corporate Allocation Adjustment                   11,343,623         --         6,220,840          --           2,081,563
Commission Income                                         --         --                --          --                  --
Commission Expense                                        --         --                --          --                  --
Royalty Income                                            --         --                --          --                  --
Royalty Expense                                           --         --                --          --                  --
Joint Venture (Income)/Expense                            --         --                --          --                  --
Minority Interest in Cons Net Income                      --         --                --          --                  --
Dividend Income                                           --         --                --          --                  --
Discount/Income for Carcorp                               --         --                --          --                  --
Gain/(Loss) Early Extinguishment of Debt                  --         --                --          --                  --
Discount/Premium on Hedges                                --         --                --          --                  --
(Gain) / Loss on Hedges                                   --         --                --          --                  --
(Gain) / Loss on Swaps                                    --         --                --          --                  --
NAAIS Intercompany Sales Profit                           --         --                --          --                  --
Loss on Sale of Receivables                               --         --                --          --                  --
Restructuring Provision                                   --         --                --          --                  --
Foreign Transactions-(Gain)/Loss                          --         --           (66,746)         --             (35,983)
Amort of Discount on NPV of Liabilities                   --         --                --          --                  --
Gain/(Loss) Sale-Leaseback Transaction                    --         --                --          --                  --
                                                 -----------        ---       -----------         ---         -----------
INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES                                     (17,217,413)        --       (11,628,352)         --         (11,175,270)

Federal Tax                                               --         --                --          --                  --
State Income Tax                                          --         --                --          --                  --
Foreign Income Tax                                        --         --                --          --                  --
                                                 -----------        ---       -----------         ---         -----------
INCOME FROM CONTINUING OPERATIONS                (17,217,413)        --       (11,628,352)         --         (11,175,270)

Discontinued Operations (Gain)/Loss                       --         --                --          --                  --
Gain/Loss on Sale of Divisions                            --         --                --          --                  --
Extraordinary Items                                       --         --                --          --                  --
Integration                                               --         --                --          --                  --
                                                 -----------        ---       -----------         ---         -----------
NET INCOME (LOSS)                                (17,217,413)        --       (11,628,352)         --         (11,175,270)
                                                 ===========        ===       ===========         ===         ===========


                                     4 of 9

                           COLLINS AIKMAN CORPORATION
                         JANUARY 2006 -- FILING TO DATE
                                INCOME STATEMENT
                             (POST - PETITION ONLY)

                                                                                                     TEXTRON
                                               WICKES ASSET                                         AUTOMOTIVE       WICKES
                                                MANAGEMENT,   C & A FABRICS,   C & A PROPERTIES,   (ARGENTINA)   MANUFACTURING
                                                   INC.            INC.               INC.             INC.         COMPANY
                                                 05-55962        05-55963           05-55964         05-55965      05-55968
                                               ------------   --------------   -----------------   -----------   -------------
Net Outside Sales                                    --          76,912,531              --              --               --
I/D Net Sales                                        --                  --              --              --               --
I/G Net Sales                                        --          48,666,190              --              --               --
                                                   ----        ------------         -------          ------       ----------
TOTAL SALES                                          --         125,578,721              --              --               --

Cost of goods sold                                   --         133,020,552              --              --               --
                                                   ----        ------------         -------          ------       ----------
   GROSS PROFIT                                      --          (7,441,831)             --              --

Selling, general and administrative expenses       (544)          5,419,021          16,506           5,442        2,228,246
                                                   ----        ------------         -------          ------       ----------
   OPERATING INCOME                                 544         (12,860,852)        (16,506)         (5,442)      (2,228,246)

Interest Expense, net                                --                  --              --            (377)              --
Intercompany Interest, net                           --             139,351              --              --               --
Preferred Stock Accretion                            --                  --              --              --               --
Miscellaneous (Income)/Expense                      544                  --              --              --               --
Corporate Allocation Adjustment                      --           1,506,129              --              --               --
Commission Income                                    --                  --              --              --               --
Commission Expense                                   --                  --              --              --               --
Royalty Income                                       --             (53,903)             --              --               --
Royalty Expense                                      --                  --              --              --               --
Joint Venture (Income)/Expense                       --                  --              --              --               --
Minority Interest in Cons Net Income                 --                  --              --              --               --
Dividend Income                                      --                  --              --              --               --
Discount/Income for Carcorp                          --                  --              --              --               --
Gain/(Loss) Early Extinguishment of Debt             --                  --              --              --               --
Discount/Premium on Hedges                           --                  --              --              --               --
(Gain) / Loss on Hedges                              --                  --              --              --               --
(Gain) / Loss on Swaps                               --                  --              --              --               --
NAAIS Intercompany Sales Profit                      --                  --              --              --               --
Loss on Sale of Receivables                          --                  --              --              --               --
Restructuring Provision                              --                  --              --              --               --
Foreign Transactions-(Gain)/Loss                     --                  --              --           2,107               --
Amort of Discount on NPV of Liabilities              --                  --              --              --               --
Gain/(Loss) Sale-Leaseback Transaction               --                  --              --              --               --
                                                   ----        ------------         -------          ------       ----------
INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES                                          0         (14,452,430)        (16,506)         (7,172)      (2,228,246)

Federal Tax                                          --                  --              --              --               --
State Income Tax                                     --                  --              --              --               --
Foreign Income Tax                                   --                  --              --              --               --
                                                   ----        ------------         -------          ------       ----------
INCOME FROM CONTINUING OPERATIONS                     0         (14,452,430)        (16,506)         (7,172)      (2,228,246)

Discontinued Operations (Gain)/Loss                  --                  --              --              --       (8,003,330)
Gain/Loss on Sale of Divisions                       --                  --              --              --               --
Extraordinary Items                                  --                  --              --              --               --
Integration                                          --                  --              --              --               --
                                                   ----        ------------         -------          ------       ----------
NET INCOME (LOSS)                                     0         (14,452,430)        (16,506)         (7,172)       5,775,084
                                                   ====        ============         =======          ======       ==========


                                     5 of 9

                           COLLINS AIKMAN CORPORATION
                         JANUARY 2006 -- FILING TO DATE
                                INCOME STATEMENT
                             (POST - PETITION ONLY)

                                                                                                              M&C
                                                                                  COMET         GAMBLE      ADVANCED
                                                    C & A       C & A EUROPE,   ACOUSTICS,   DEVELOPMENT   PROCESSES
                                               INTERIORS, INC        INC.          INC.           CO.         INC,
                                                  05-55970         05-55971      05-55972      05-55974     05-55976
                                               --------------   -------------   ----------   -----------   ---------
Net Outside Sales                                    --               --              --          --          --
I/D Net Sales                                        --               --              --          --          --
I/G Net Sales                                        --               --              --          --          --
                                                    ---              ---         -------         ---         ---
TOTAL SALES                                          --               --              --          --          --

Cost of goods sold                                   --               --              --          --          --
                                                    ---              ---         -------         ---         ---
   GROSS PROFIT                                      --               --              --          --          --

Selling, general and administrative expenses         --               --         (33,743)         --          --
                                                    ---              ---         -------         ---         ---
   OPERATING INCOME                                  --               --          33,743          --          --

Interest Expense, net                                --               --              --          --          --
Intercompany Interest, net                           --               --              --          --          --
Preferred Stock Accretion                            --               --              --          --          --
Miscellaneous (Income)/Expense                       --               --              --          --          --
Corporate Allocation Adjustment                      --               --              --          --          --
Commission Income                                    --               --              --          --          --
Commission Expense                                   --               --              --          --          --
Royalty Income                                       --               --              --          --          --
Royalty Expense                                      --               --              --          --          --
Joint Venture (Income)/Expense                       --               --              --          --          --
Minority Interest in Cons Net Income                 --               --              --          --          --
Dividend Income                                      --               --              --          --          --
Discount/Income for Carcorp                          --               --              --          --          --
Gain/(Loss) Early Extinguishment of Debt             --               --              --          --          --
Discount/Premium on Hedges                           --               --              --          --          --
(Gain) / Loss on Hedges                              --               --              --          --          --
(Gain) / Loss on Swaps                               --               --              --          --          --
NAAIS Intercompany Sales Profit                      --               --              --          --          --
Loss on Sale of Receivables                          --               --              --          --          --
Restructuring Provision                              --               --              --          --          --
Foreign Transactions-(Gain)/Loss                     --               --              --          --          --
Amort of Discount on NPV of Liabilities              --               --              --          --          --
Gain/(Loss) Sale-Leaseback Transaction               --               --              --          --          --
                                                    ---              ---         -------         ---         ---
INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES                                         --               --          33,743          --          --
Federal Tax                                          --               --              --          --          --
State Income Tax                                     --               --              --          --          --
Foreign Income Tax                                   --               --              --          --          --
                                                    ---              ---         -------         ---         ---
INCOME FROM CONTINUING OPERATIONS                                     --          33,743          --          --
Discontinued Operations (Gain)/Loss                  --               --              --          --          --
Gain/Loss on Sale of Divisions                       --               --              --          --          --
Extraordinary Items                                  --               --              --          --          --
Integration                                          --               --              --          --          --
                                                    ---              ---         -------         ---         ---
NET INCOME (LOSS)                                    --               --          33,743          --          --
                                                    ===              ===         =======         ===         ===


                                     6 of 9

                           COLLINS AIKMAN CORPORATION
                         JANUARY 2006 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                               TEXTRON AUTO OVERSEAS
                                           BECKER GROUP, LLC      INVESTMENT, INC      CW MANAGEMENT CORP.
                                                05-55977              05-55978               05-55979
                                           -----------------   ---------------------   -------------------
Net Outside Sales                              64,810,030                --                     --
I/D Net Sales                                   3,428,507                --                     --
I/G Net Sales                                 (17,909,785)               --                     --
                                               ----------               ---                    ---
TOTAL SALES                                    50,328,752                --                     --

Cost of goods sold                             53,993,620                --                     --
                                               ----------               ---                    ---
   GROSS PROFIT                                (3,664,869)               --                     --

Selling, general and administrative
   expenses                                       163,160                --                     --
                                               ----------               ---                    ---
   OPERATING INCOME                            (3,828,028)               --                     --

Interest Expense, net                             (61,550)               --                     --
Intercompany Interest, net                         82,791                --                     --
Preferred Stock Accretion                              --                --                     --
Miscellaneous (Income)/Expense                         --                --                     --
Corporate Allocation Adjustment                 4,215,072                --                     --
Commission Income                                      --                --                     --
Commission Expense                                     --                --                     --
Royalty Income                                         --                --                     --
Royalty Expense                                        --                --                     --
Joint Venture (Income)/Expense                    177,794                --                     --
Minority Interest in Cons Net Income                   --                --                     --
Dividend Income                                        --                --                     --
Discount/Income for Carcorp                            --                --                     --
Gain/(Loss) Early Extinguishment of Debt               --                --                     --
Discount/Premium on Hedges                             --                --                     --
(Gain) / Loss on Hedges                                --                --                     --
(Gain) / Loss on Swaps                                 --                --                     --
NAAIS Intercompany Sales Profit                        --                --                     --
Loss on Sale of Receivables                            --                --                     --
Restructuring Provision                                --                --                     --
Foreign Transactions-(Gain)/Loss                  (30,179)               --                     --
Amort of Discount on NPV of Liabilities                --                --                     --
Gain/(Loss) Sale-Leaseback Transaction                 --                --                     --
                                               ----------               ---                    ---
INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES                                   (8,211,957)               --                     --

Federal Tax                                            --                --                     --
State Income Tax                                       --                --                     --
Foreign Income Tax                                     --                --                     --
                                               ----------               ---                    ---
INCOME FROM CONTINUING OPERATIONS              (8,211,957)               --                     --

Discontinued Operations (Gain)/Loss                    --                --                     --
Gain/Loss on Sale of Divisions                         --                --                     --
Extraordinary Items                                    --                --                     --
Integration                                            --                --                     --
                                               ----------               ---                    ---
NET INCOME (LOSS)                              (8,211,957)               --                     --
                                               ==========               ===                    ===


                                     7 of 9

                           COLLINS AIKMAN CORPORATION
                         JANUARY 2006 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                    C & A           C & A         C & A
                                                 AUTOMOTIVE       CARPET AND    CARPET AND     TEXTRON AUTO
                                               INTERNATIONAL,     ACOUSTICS      ACOUSTICS    INTERNATIONAL
                                                     INC.         (TN), INC.     (MI), INC.   SERVICES, INC
                                                  05-55980         05-55984       05-55982      05-55985
                                               --------------   -------------   -----------   -------------
Net Outside Sales                                    --          40,978,890            --             --
I/D Net Sales                                        --             336,031            --             --
I/G Net Sales                                        --              87,338            --             --
                                                    ---          ----------        ------         ------
TOTAL SALES                                          --          41,402,259            --             --

Cost of goods sold                                   --          40,980,475            --         19,048
                                                    ---          ----------        ------         ------
   GROSS PROFIT                                      --             421,784            --        (19,048)

Selling, general and administrative expenses         --              17,336        25,000             --
                                                    ---          ----------        ------         ------
   OPERATING INCOME                                  --             404,448       (25,000)       (19,048)

Interest Expense, net                                --                  --            --             --
Intercompany Interest, net                           --              82,958            --             --
Preferred Stock Accretion                            --                  --            --             --
Miscellaneous (Income)/Expense                       --                  --            --             --
Corporate Allocation Adjustment                      --           1,063,091            --             --
Commission Income                                    --                  --            --             --
Commission Expense                                   --                  --            --             --
Royalty Income                                       --                  --            --             --
Royalty Expense                                      --                  --            --             --
Joint Venture (Income)/Expense                       --                  --            --             --
Minority Interest in Cons Net Income                 --                  --            --             --
Dividend Income                                      --                  --            --             --
Discount/Income for Carcorp                          --                  --            --             --
Gain/(Loss) Early Extinguishment of Debt             --                  --            --             --
Discount/Premium on Hedges                           --                  --            --             --
(Gain) / Loss on Hedges                              --                  --            --             --
(Gain) / Loss on Swaps                               --                  --            --             --
NAAIS Intercompany Sales Profit                      --                  --            --             --
Loss on Sale of Receivables                          --                  --            --             --
Restructuring Provision                              --                  --            --             --
Foreign Transactions-(Gain)/Loss                     --                  --            --        (62,678)
Amort of Discount on NPV of Liabilities              --                  --            --             --
Gain/(Loss) Sale-Leaseback Transaction               --                  --            --             --
                                                    ---          ----------        ------         ------
INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES                                         --            (741,601)      (25,000)       (81,726)

Federal Tax                                          --                  --            --             --
State Income Tax                                     --                  --            --             --
Foreign Income Tax                                   --                  --            --             --
                                                    ---          ----------        ------         ------
INCOME FROM CONTINUING OPERATIONS                    --            (741,601)      (25,000)       (81,726)

Discontinued Operations (Gain)/Loss                  --                  --            --             --
Gain/Loss on Sale of Divisions                       --                  --            --             --
Extraordinary Items                                  --                  --            --             --
Integration                                          --                  --            --             --
                                                    ---          ----------        ------         ------
NET INCOME (LOSS)                                    --            (741,601)      (25,000)       (81,726)
                                                    ===          ==========        ======         ======


                                     8 of 9

                           COLLINS AIKMAN CORPRRATION
                         JANUARY 2006 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                  C & A        TEXTRON          NEW            C&A
                                               (GIBRALTAR)    AUTOMOTIVE     BALTIMORE     AUTOMOTIVE   C&A AUTOMOTIVE
                                                 LIMITED     (ASIA) INC.   HOLDINGS, LLC    MATS, LLC    SERVICES, LLC
                                                 05-55989      05-55991       05-55992      05-55969       05-55981
                                               -----------   -----------   -------------   ----------   --------------
Net Outside Sales                                     --            --             --          --             --
I/D Net Sales                                         --            --             --          --             --
I/G Net Sales                                         --            --          1,592          --             --
                                                 -------      --------       --------         ---            ---
TOTAL SALES                                           --            --          1,592          --             --

Cost of goods sold                                    --            --        127,879          --             --
                                                 -------      --------       --------         ---            ---
   GROSS PROFIT                                       --            --       (126,287)         --             --

Selling, general and administrative expenses      33,375       627,825             --          --             --
                                                 -------      --------       --------         ---            ---
   OPERATING INCOME                              (33,375)     (627,825)      (126,287)         --             --

Interest Expense, net                                 (6)           --             --          --             --
Intercompany Interest, net                            --            --             --          --             --
Preferred Stock Accretion                             --            --             --          --             --
Miscellaneous (Income)/Expense                        --            --             --          --             --
Corporate Allocation Adjustment                       --            --             --          --             --
Commission Income                                     --            --             --          --             --
Commission Expense                                    --            --             --          --             --
Royalty Income                                        --            --             --          --             --
Royalty Expense                                       --            --             --          --             --
Joint Venture (Income)/Expense                        --            --             --          --             --
Minority Interest in Cons Net Income                  --            --             --          --             --
Dividend Income                                       --            --             --          --             --
Discount/Income for Carcorp                           --            --             --          --             --
Gain/(Loss) Early Extinguishment of Debt              --            --             --          --             --
Discount/Premium on Hedges                            --            --             --          --             --
(Gain) / Loss on Hedges                               --            --             --          --             --
(Gain) / Loss on Swaps                                --            --             --          --             --
NAAIS Intercompany Sales Profit                       --            --             --          --             --
Loss on Sale of Receivables                           --            --             --          --             --
Restructuring Provision                               --            --             --          --             --
Foreign Transactions-(Gain)/Loss                     578         2,241             --          --             --
Amort of Discount on NPV of Liabilities               --            --             --          --             --
Gain/(Loss) Sale-Leaseback Transaction                --            --             --          --             --
                                                 -------      --------       --------         ---            ---
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                              (33,947)     (630,066)      (126,287)         --             --

Federal Tax                                           --            --             --          --             --
State Income Tax                                      --            --             --          --             --
Foreign Income Tax                                    --            --             --          --             --
                                                 -------      --------       --------         ---            ---
INCOME FROM CONTINUING OPERATIONS                (33,947)     (630,066)      (126,287)         --             --

Discontinued Operations (Gain)/Loss                   --            --             --          --             --
Gain/Loss on Sale of Divisions                        --            --             --          --             --
Extraordinary Items                                   --            --             --          --             --
Integration                                           --            --             --          --             --
                                                 -------      --------       --------         ---            ---
NET INCOME (LOSS)                                (33,947)     (630,066)      (126,287)         --             --
                                                 =======      ========       ========         ===            ===


                                     9 of 9

                           COLLINS AIKMAN CORPORATION
                                  JANUARY 2006
                               DIP BALANCE SHEET

                                                       COLLINS &     C A CAN DOMESTIC
                                                     AIKMAN PARENT    HOLDING COMPANY
                                         TOTAL          05-55927         05-55930
                                     -------------   -------------   ----------------
ASSETS
Cash                                    60,424,968             --                --
Accounts Receivable-Trade, net         114,618,683             --                --
Other Non-Trade Receivables              7,337,465             --                --
Inventories, net                       114,171,354             --                --
Tooling and Molding, net-current        65,404,686             --                --
Prepaids & Other Current Assets         80,342,879             --                --
Deferred Tax Assets-current                (87,825)            --                --
                                     -------------    -----------       -----------
   TOTAL CURRENT ASSETS                442,212,210             --                --

Investments in Subsidiaries          2,534,708,519     83,367,715        97,290,718
Fixed Assets, net                      331,431,250             --                --
Goodwill, net                          978,554,071             --                --
Deferred Tax Assets-Long Term           25,938,826             --                --
Tooling and Molding, net-Long Term      11,207,650             --                --
Other Noncurrent Assets                 93,516,248             --                --
Intercompany Assets                    176,918,655             --                --
PP IC Accounts Receivable              671,272,308    206,452,371       289,857,189
                                     -------------    -----------       -----------
TOTAL ASSETS                         5,265,759,737    289,820,086       387,147,907
                                     =============    ===========       ===========

LIABILITIES AND EQUITY
Notes Payable                                   --             --                --
Short Term Borrowings                           --             --                --
Advance on Receivables                          --             --                --
Current Portion-Long Term Debt         248,825,000             --                --
Current Portion-Capital Leases                  --             --                --
Accounts Payable                        38,399,565             --                --
Accrued Interest Payable                 6,628,177             --                --
Accrued & Other Liabilities             77,398,866             --                --
Income Taxes Payable                    (5,663,960)            --                --
                                     -------------    -----------       -----------
TOTAL CURRENT LIABILITIES              365,587,649             --                --

LIABILITIES--SUBJECT TO COMPROMISE   2,378,445,238             --                --
                                     -------------    -----------       -----------
TOTAL LIABILITIES                    2,744,032,887             --                --

Total Equity                         2,521,726,850    289,820,086       387,147,907
                                     -------------    -----------       -----------
TOTAL LIABILITIES AND EQUITY         5,265,759,737    289,820,086       387,147,907
                                     =============    ===========       ===========

                                     1 of 13

                           COLLINS AIKMAN CORPORATION
                                  JANUARY 2006
                               DIP BALANCE SHEET

                                     C & A PRODUCTS CO.   JPS_AUTOMOTIVE, INC.   DURA CONVERTIBLE SYSTEMS, INC
                                          05-55932              05-55935                   05-55942
                                     ------------------   --------------------   -----------------------------
ASSETS
Cash                                       59,710,258              38,121                       3,000
Accounts Receivable-Trade, net           (124,321,770)         23,359,098                  10,121,653
Other Non-Trade Receivables                 3,356,710                  --                      17,741
Inventories, net                           15,675,943          14,822,647                   8,756,345
Tooling and Molding, net-current            6,302,748                  --                    (421,777)
Prepaids & Other Current Assets            37,550,023          13,508,018                   4,229,241
Deferred Tax Assets-current                (1,224,646)            130,000                          --
                                        -------------         -----------                  ----------
   TOTAL CURRENT ASSETS                    (2,950,734)         51,857,884                  22,706,203

Investments in Subsidiaries             1,683,436,352                  --                          --
Fixed Assets, net                          42,095,606          52,371,444                   4,191,944
Goodwill, net                             167,961,702          15,120,048                   3,067,744
Deferred Tax Assets-Long Term              29,975,226                  --                          --
Tooling and Molding, net-Long Term          1,277,087           1,341,478                          --
Other Noncurrent Assets                    70,134,921            (584,874)                     21,607
Intercompany Assets                       182,660,487           8,348,538                  (3,110,866)
PP IC Accounts Receivable                 588,168,844          95,779,141                  14,010,519
                                        -------------         -----------                  ----------
TOTAL ASSETS                            2,762,759,490         224,233,659                  40,887,150
                                        =============         ===========                  ==========

LIABILITIES AND EQUITY
Notes Payable                                      --                  --                          --
Short Term Borrowings                              --                  --                          --
Advance on Receivables                             --                  --                          --
Current Portion-Long Term Debt            248,825,000                  --                          --
Current Portion-Capital Leases                     --                  --                          --
Accounts Payable                           11,278,404           7,358,461                   2,146,751
Accrued Interest Payable                    6,628,177                  --                          --
Accrued & Other Liabilities                64,923,586           3,837,830                   1,117,278
Income Taxes Payable                       (5,683,407)                 --                          --
                                        -------------         -----------                  ----------
TOTAL CURRENT LIABILITIES                 325,971,761          11,196,291                   3,264,029

LIABILITIES--SUBJECT TO COMPROMISE      2,144,473,283          24,676,610                  11,915,667
                                        -------------         -----------                  ----------
TOTAL LIABILITIES                       2,470,445,044          35,872,900                  15,179,696

Total Equity                              292,314,446         188,360,758                  25,707,454
                                        -------------         -----------                  ----------
TOTAL LIABILITIES AND EQUITY            2,762,759,490         224,233,659                  40,887,150
                                        =============         ===========                  ==========


                                     2 of 13

                           COLLINS AIKMAN CORPORATION
                                  JANUARY 2006
                               DIP BALANCE SHEET

                                     C & A DEVELOPMENT CO.    OWOSSO, MI   SOUTHWEST LAMINATES
                                            05-55943           05-55946          05-55948
                                     ---------------------   -----------   -------------------
ASSETS
Cash                                               --                --              1,000
Accounts Receivable-Trade, net                     --           942,154         12,694,970
Other Non-Trade Receivables                        --                --            149,195
Inventories, net                                   --           929,544          3,110,522
Tooling and Molding, net-current                   --                --                 --
Prepaids & Other Current Assets                    --           109,799             65,894
Deferred Tax Assets-current                        --                --             91,421
                                           ----------        ----------         ----------
   TOTAL CURRENT ASSETS                            --         1,981,497         16,113,003

Investments in Subsidiaries                        --                --                 --
Fixed Assets, net                                  --         3,562,608          2,062,353
Goodwill, net                              15,000,000                --         12,747,886
Deferred Tax Assets-Long Term                      --                --                 --
Tooling and Molding, net-Long Term                 --            26,140                 --
Other Noncurrent Assets                            --                --                 --
Intercompany Assets                                --        (1,258,576)         5,832,997
PP IC Accounts Receivable                        (133)       (7,227,700)       (21,772,997)
                                           ----------        ----------         ----------
TOTAL ASSETS                               14,999,867        (2,916,032)        14,983,242
                                           ==========        ==========         ==========

LIABILITIES AND EQUITY
Notes Payable                                      --                --                 --
Short Term Borrowings                              --                --                 --
Advance on Receivables                             --                --                 --
Current Portion-Long Term Debt                     --                --                 --
Current Portion-Capital Leases                     --                --                 --
Accounts Payable                                   --          (142,573)           410,232
Accrued Interest Payable                           --                --                 --
Accrued & Other Liabilities                        --            80,586            350,071
Income Taxes Payable                               --                --                 --
                                           ----------        ----------         ----------
TOTAL CURRENT LIABILITIES                          --           (61,987)           760,303

LIABILITIES--SUBJECT TO COMPROMISE                 --         1,659,687          1,022,255
                                           ----------        ----------         ----------
TOTAL LIABILITIES                                  --         1,597,699          1,782,558

Total Equity                               14,999,867        (4,513,731)        13,200,684
                                           ----------        ----------         ----------
TOTAL LIABILITIES AND EQUITY               14,999,867        (2,916,032)        14,983,242
                                           ==========        ==========         ==========


                                     3 of 13

                           COLLINS AIKMAN CORPORATION
                                  JANUARY 2006
                                DIP BALANCE SHEET

                                         AMCO          C & A
                                     CONVERTIBLE   INTERNATIONAL    C & A ACCESSORY
                                       FABRICS         CORP.           MATS, INC.
                                       05-55949       05-55951          05-55952
                                     -----------   -------------   -----------------
ASSETS
Cash                                          --          3,753          378,164
Accounts Receivable-Trade, net                --             --       11,728,040
Other Non-Trade Receivables               95,400             --           71,828
Inventories, net                       3,848,933             --        3,623,558
Tooling and Molding, net-current              --             --        2,080,205
Prepaids & Other Current Assets        1,704,795            442        1,448,667
Deferred Tax Assets-current                   --             --               --
                                      ----------    -----------       ----------
TOTAL CURRENT ASSETS                   5,649,128          4,195       19,330,463

Investments in Subsidiaries                   --    164,130,994               --
Fixed Assets, net                             --             --       13,204,341
Goodwill, net                                 --             --               --
Deferred Tax Assets-Long Term                 --             --               --
Tooling and Molding, net-Long Term            --             --         (174,350)
Other Noncurrent Assets                       --             --          678,792
Intercompany Assets                    4,879,385        (11,800)       6,956,416
PP IC Accounts Receivable             11,911,405    148,997,775       10,038,677
                                      ----------    -----------       ----------
TOTAL ASSETS                          22,439,918    313,121,164       50,034,340
                                      ==========    ===========       ==========

LIABILITIES AND EQUITY
Notes Payable                                 --             --               --
Short Term Borrowings                         --             --               --
Advance on Receivables                        --             --               --
Current Portion-Long Term Debt                --             --               --
Current Portion-Capital Leases                --             --               --
Accounts Payable                         718,676             --        1,451,786
Accrued Interest Payable                      --             --               --
Accrued & Other Liabilities            1,480,220             --        4,420,111
Income Taxes Payable                          --             --               --
                                      ----------    -----------       ----------
TOTAL CURRENT LIABILITIES              2,198,896             --        5,871,897

LIABILITIES--SUBJECT TO COMPROMISE     1,483,098             --        9,169,521
                                      ----------    -----------       ----------
TOTAL LIABILITIES                      3,681,994             --       15,041,418

Total Equity                          18,757,924    313,121,164       34,992,922
                                      ----------    -----------       ----------
TOTAL LIABILITIES AND EQUITY          22,439,918    313,121,164       50,034,340
                                      ==========    ===========       ==========


                                     4 of 13

                           COLLINS AIKMAN CORPORATION
                                  JANUARY 2006
                                DIP BALANCE SHEET

                                         TEXTRON                                 TEXTRON
                                        AUTOMOTIVE                             AUTOMOTIVE
                                     INTERIORS, INC.   BRUT PLASTICS, INC.   EXTERIORS, INC
                                         05-55956           05-55957            05-55958
                                     ---------------   -------------------   --------------
ASSETS
Cash                                        29,500              --                  18,754
Accounts Receivable-Trade, net          20,439,110              --              39,477,660
Other Non-Trade Receivables                     --              --               1,711,107
Inventories, net                        25,238,606              --              13,168,362
Tooling and Molding, net-current                --              --                 257,718
Prepaids & Other Current Assets         12,170,269              --               3,281,135
Deferred Tax Assets-current                     --              --                      --
                                      ------------             ---             -----------
TOTAL CURRENT ASSETS                    57,877,484              --              57,914,736

Investments in Subsidiaries                     --              --                      --
Fixed Assets, net                       79,765,777              --              61,130,481
Goodwill, net                          139,898,759              --             189,072,932
Deferred Tax Assets-Long Term                   --              --                      --
Tooling and Molding, net-Long Term       8,913,378              --                (363,867)
Other Noncurrent Assets                 19,623,739              --              (3,942,637)
Intercompany Assets                    (15,038,837)             --              (6,935,427)
PP IC Accounts Receivable             (156,312,574)             --             (37,968,050)
                                      ------------             ---             -----------
TOTAL ASSETS                           134,727,727              --             258,908,168
                                      ============             ===             ===========

LIABILITIES AND EQUITY
Notes Payable                                   --              --                      --
Short Term Borrowings                           --              --                      --
Advance on Receivables                          --              --                      --
Current Portion-Long Term Debt                  --              --                      --
Current Portion-Capital Leases                  --              --                      --
Accounts Payable                         1,189,398              --               7,882,907
Accrued Interest Payable                        --              --                      --
Accrued & Other Liabilities              3,546,548              --               3,810,381
Income Taxes Payable                            --              --                      --
                                      ------------             ---             -----------
TOTAL CURRENT LIABILITIES                4,735,945              --              11,693,288

LIABILITIES--SUBJECT TO COMPROMISE      62,192,728              --              26,839,594
                                      ------------             ---             -----------
TOTAL LIABILITIES                       66,928,673              --              38,532,882

Total Equity                            67,799,054              --             220,375,286
                                      ------------             ---             -----------
TOTAL LIABILITIES AND EQUITY           134,727,727              --             258,908,168
                                      ============             ===             ===========


                                     5 of 13

                           COLLINS AIKMAN CORPORATION
                                  JANUARY 2006
                                DIP BALANCE SHEET

                                     C & A ASSET       C & A      WICKES ASSET
                                      SERVICES,      PLASTICS,     MANAGEMENT,
                                     INC.-CONSOL        INC           INC.
                                      05-55959       05-55960       05-55962
                                     -----------   ------------   ------------
ASSETS
Cash                                          --         (3,694)           --
Accounts Receivable-Trade, net                --     88,778,440            --
Other Non-Trade Receivables                   --      1,471,995        28,581
Inventories, net                              --      1,921,595            --
Tooling and Molding, net-current              --     38,275,618            --
Prepaids & Other Current Assets               --        606,059         2,100
Deferred Tax Assets-current                   --             --            --
                                     -----------   ------------    ----------
TOTAL CURRENT ASSETS                          --    131,050,013        30,681

Investments in Subsidiaries          (17,789,881)    81,550,000            --
Fixed Assets, net                             --      6,982,916        23,365
Goodwill, net                                 --    116,820,923            --
Deferred Tax Assets-Long Term                 --             --            --
Tooling and Molding, net-Long Term            --         40,124            --
Other Noncurrent Assets                       --          7,752            --
Intercompany Assets                           --     (9,173,353)        5,532
PP IC Accounts Receivable               (126,097)  (179,678,393)   13,761,968
                                     -----------   ------------    ----------
TOTAL ASSETS                         (17,915,978)   147,599,982    13,821,546
                                     ===========   ============    ==========

LIABILITIES AND EQUITY
Notes Payable                                 --             --            --
Short Term Borrowings                         --             --            --
Advance on Receivables                        --             --            --
Current Portion-Long Term Debt                --             --            --
Current Portion-Capital Leases                --             --            --
Accounts Payable                              --        473,101           (14)
Accrued Interest Payable                      --             --            --
Accrued & Other Liabilities                   --       (260,348)          544
Income Taxes Payable                          --             --            --
                                     -----------   ------------    ----------
TOTAL CURRENT LIABILITIES                     --        212,753           530

LIABILITIES--SUBJECT TO COMPROMISE            --     64,108,616    (7,844,690)
                                     -----------   ------------    ----------
TOTAL LIABILITIES                             --     64,321,369    (7,844,160)

Total Equity                         (17,915,978)    83,278,613    21,665,706
                                     -----------   ------------    ----------
TOTAL LIABILITIES AND EQUITY         (17,915,978)   147,599,982    13,821,546
                                     ===========   ============    ==========


                                     6 of 13

                           COLLINS AIKMAN CORPORATION
                                  JANUARY 2006
                                DIP BALANCE SHEET

                                                                             TEXTRON
                                         C & A             C & A           AUTOMOTIVE
                                     FABRICS, INC.   PROPERTIES, INC.   (ARGENTINA) INC.
                                        05-55963         05-55964           05-55965
                                     -------------   ----------------   ----------------
ASSETS
Cash                                        12,800            3,084            5,606
Accounts Receivable-Trade, net           9,677,577               --             (388)
Other Non-Trade Receivables                198,680               --           20,338
Inventories, net                        15,532,788               --               --
Tooling and Molding, net-current                --               --               --
Prepaids & Other Current Assets          3,793,460               --           26,833
Deferred Tax Assets-current                915,400               --               --
                                      ------------      -----------          -------
TOTAL CURRENT ASSETS                    30,130,705            3,084           52,389

Investments in Subsidiaries                     --               --               --
Fixed Assets, net                       36,383,811               --               --
Goodwill, net                          192,724,235               --          203,000
Deferred Tax Assets-Long Term           (4,036,400)              --               --
Tooling and Molding, net-Long Term              --               --               --
Other Noncurrent Assets                  5,330,706          111,252               --
Intercompany Assets                      3,427,211          (18,900)              --
PP IC Accounts Receivable             (154,982,070)     157,073,380               --
                                      ------------      -----------          -------
TOTAL ASSETS                           108,978,197      157,168,815          255,389
                                      ============      ===========          =======

LIABILITIES AND EQUITY
Notes Payable                                   --               --               --
Short Term Borrowings                           --               --               --
Advance on Receivables                          --               --               --
Current Portion-Long Term Debt                  --               --               --
Current Portion-Capital Leases                  --               --               --
Accounts Payable                         2,745,752               --               --
Accrued Interest Payable                        --               --               --
Accrued & Other Liabilities              3,479,917               --            8,597
Income Taxes Payable                            --               --               --
                                      ------------      -----------          -------
TOTAL CURRENT LIABILITIES                6,225,668               --            8,597

LIABILITIES--SUBJECT TO COMPROMISE      20,732,719               --          179,471
                                      ------------      -----------          -------
TOTAL LIABILITIES                       26,958,388               --          188,068

Total Equity                            82,019,809      157,168,815           67,321
                                      ------------      -----------          -------
TOTAL LIABILITIES AND EQUITY           108,978,197      157,168,815          255,389
                                      ============      ===========          =======


                                     7 of 13

                           COLLINS AIKMAN COPRORATION
                                  JANUARY 2006
                               DIP BALANCE SHEET

                                         WICKES
                                     MANUFACTURING        C & A           C & A
                                        COMPANY      INTERIORS, INC   EUROPE, INC.
                                        05-55968        05-55970        05-55971
                                     -------------   --------------   ------------
ASSETS
Cash                                           --               --              --
Accounts Receivable-Trade, net                 --               --              --
Other Non-Trade Receivables                    --               --              --
Inventories, net                               --               --              --
Tooling and Molding, net-current               --               --              --
Prepaids & Other Current Assets                --               --              --
Deferred Tax Assets-current                    --               --              --
                                      -----------     ------------     -----------
   TOTAL CURRENT ASSETS                        --               --              --

Investments in Subsidiaries                    --      200,858,103     120,915,758
Fixed Assets, net                              --               --              --
Goodwill, net                                  --               --              --
Deferred Tax Assets-Long Term                  --               --              --
Tooling and Molding, net-Long Term             --               --              --
Other Noncurrent Assets                        --               --              --
Intercompany Assets                       (67,693)              --              --
PP IC Accounts Receivable              (8,886,636)    (145,234,274)     (1,135,736)
                                      -----------     ------------     -----------
TOTAL ASSETS                           (8,954,329)      55,623,829     119,780,021
                                      ===========     ============     ===========

LIABILITIES AND EQUITY
Notes Payable                                  --               --              --
Short Term Borrowings                          --               --              --
Advance on Receivables                         --               --              --
Current Portion-Long Term Debt                 --               --              --
Current Portion-Capital Leases                 --               --              --
Accounts Payable                               --               --              --
Accrued Interest Payable                       --               --              --
Accrued & Other Liabilities           (11,651,804)              --              --
Income Taxes Payable                           --               --              --
                                      -----------     ------------     -----------
TOTAL CURRENT LIABILITIES             (11,651,804)              --              --

LIABILITIES--SUBJECT TO COMPROMISE     (1,453,440)              --              --
                                      -----------     ------------     -----------
TOTAL LIABILITIES                     (13,105,244)              --              --

Total Equity                            4,150,914       55,623,829     119,780,021
                                      -----------     ------------     -----------
TOTAL LIABILITIES AND EQUITY           (8,954,329)      55,623,829     119,780,021
                                      ===========     ============     ===========


                                     8 of 13

                           COLLINS AIKMAN COPRORATION
                                  JANUARY 2006
                               DIP BALANCE SHEET

                                                          GAMBLE
                                          COMET        DEVELOPMENT    M&C ADVANCED
                                     ACOUSTICS, INC.       CO.       PROCESSES, INC
                                         05-55972        05-55974       05-55976
                                     ---------------   -----------   --------------
ASSETS
Cash                                          --                --             --
Accounts Receivable-Trade, net          (145,318)               --        315,966
Other Non-Trade Receivables                   --                --             --
Inventories, net                              --                --             --
Tooling and Molding, net-current              --                --             --
Prepaids & Other Current Assets               --                --         81,905
Deferred Tax Assets-current                   --                --             --
                                        --------        ----------     ----------
   TOTAL CURRENT ASSETS                 (145,318)               --        397,871

Investments in Subsidiaries                   --                --             --
Fixed Assets, net                             --                --        112,489
Goodwill, net                                 --                --     (5,463,632)
Deferred Tax Assets-Long Term                 --                --             --
Tooling and Molding, net-Long Term            --                --             --
Other Noncurrent Assets                       --                --             --
Intercompany Assets                      145,318                --             --
PP IC Accounts Receivable                   (510)       (1,842,290)     2,040,762
                                        --------        ----------     ----------
TOTAL ASSETS                                (510)       (1,842,290)    (2,912,509)
                                        ========        ==========     ==========

LIABILITIES AND EQUITY
Notes Payable                                 --                --             --
Short Term Borrowings                         --                --             --
Advance on Receivables                        --                --             --
Current Portion-Long Term Debt                --                --             --
Current Portion-Capital Leases                --                --             --
Accounts Payable                              --                --             --
Accrued Interest Payable                      --                --             --
Accrued & Other Liabilities                   --                --         18,750
Income Taxes Payable                          --                --             --
                                        --------        ----------     ----------
TOTAL CURRENT LIABILITIES                     --                --         18,750

LIABILITIES--SUBJECT TO COMPROMISE            --          (561,743)         6,677
                                        --------        ----------     ----------
TOTAL LIABILITIES                             --          (561,743)        25,427

Total Equity                                (510)       (1,280,547)    (2,937,937)
                                        --------        ----------     ----------
TOTAL LIABILITIES AND EQUITY                (510)       (1,842,290)    (2,912,509)
                                        ========        ==========     ==========


                                     9 of 13

                           COLLINS AIKMAN CORPORATION
                                  JANUARY 2006
                                DIP BALANCE SHEET

                                                         TEXTRON
                                     BECKER GROUP,    AUTO OVERSEAS    CW MANAGEMENT
                                          LLC        INVESTMENT, INC       CORP.
                                        05-55977         05-55978         05-55979
                                     -------------   ---------------   -------------
ASSETS
Cash                                         6,021          --                  --
Accounts Receivable-Trade, net          15,886,024          --                  --
Other Non-Trade Receivables                177,204          --                  --
Inventories, net                         5,899,038          --                  --
Tooling and Molding, net-current        18,768,557          --                  --
Prepaids & Other Current Assets            905,563          --               2,500
Deferred Tax Assets-current                     --          --                  --
                                      ------------         ---           ---------
   TOTAL CURRENT ASSETS                 41,642,406          --               2,500
Investments in Subsidiaries                     --          --                  --
Fixed Assets, net                       22,491,535          --                  --
Goodwill, net                          132,589,075          --                  --
Deferred Tax Assets-Long Term                   --          --                  --
Tooling and Molding, net-Long Term          65,382          --                  --
Other Noncurrent Assets                  2,043,671          --                  --
Intercompany Assets                      2,011,175          --            (593,281)
PP IC Accounts Receivable             (154,464,329)         --           2,391,015
                                      ------------         ---           ---------
TOTAL ASSETS                            46,378,917          --           1,800,233
                                      ============         ===           =========

LIABILITIES AND EQUITY
Notes Payable                                   --          --                  --
Short Term Borrowings                           --          --                  --
Advance on Receivables                          --          --                  --
Current Portion-Long Term Debt                  --          --                  --
Current Portion-Capital Leases                  --          --                  --
Accounts Payable                         1,801,721          --                  --
Accrued Interest Payable                        --          --                  --
Accrued & Other Liabilities              2,003,555          --            (593,281)
Income Taxes Payable                            --          --                  --
                                      ------------         ---           ---------
TOTAL CURRENT LIABILITIES                3,805,276          --            (593,281)

LIABILITIES--SUBJECT TO COMPROMISE      13,628,146          --           2,229,499
                                      ------------         ---           ---------
TOTAL LIABILITIES                       17,433,422          --           1,636,218

Total Equity                            28,945,495          --             164,015
                                      ------------         ---           ---------
TOTAL LIABILITIES AND EQUITY            46,378,917          --           1,800,233
                                      ============         ===           =========


                                    10 of 13

                           COLLINS AIKMAN CORPORATION
                                  JANUARY 2006
                                DIP BALANCE SHEET

                                          C & A
                                       AUTOMOTIVE      C & A CARPET    C & A CARPET
                                     INTERNATIONAL,   AND ACOUSTICS    AND ACOUSTICS
                                          INC.          (TN), INC.       (MI), INC.
                                        05-55980         05-55984         05-55982
                                     --------------   --------------   -------------
ASSETS
Cash                                       --               58,417              --
Accounts Receivable-Trade, net             --            5,598,563              --
Other Non-Trade Receivables                --                  598              --
Inventories, net                           --            1,643,473              --
Tooling and Molding, net-current           --              141,618              --
Prepaids & Other Current Assets            --              770,409              --
Deferred Tax Assets-current                --                   --              --
                                          ---           ----------       ---------
   TOTAL CURRENT ASSETS                    --            8,213,078              --
Investments in Subsidiaries                --                   --              --
Fixed Assets, net                          --            6,373,408              --
Goodwill, net                              --                   --              --
Deferred Tax Assets-Long Term              --                   --              --
Tooling and Molding, net-Long Term         --               82,278              --
Other Noncurrent Assets                    --               91,318              --
Intercompany Assets                        --             (522,646)             --
PP IC Accounts Receivable                  --           (1,094,163)      4,186,278
                                          ---           ----------       ---------
TOTAL ASSETS                               --           13,143,272       4,186,278
                                          ===           ==========       =========

LIABILITIES AND EQUITY
Notes Payable                              --                   --              --
Short Term Borrowings                      --                   --              --
Advance on Receivables                     --                   --              --
Current Portion-Long Term Debt             --                   --              --
Current Portion-Capital Leases             --                   --              --
Accounts Payable                           --            1,011,304              --
Accrued Interest Payable                   --                   --              --
Accrued & Other Liabilities                --              703,724              --
Income Taxes Payable                       --                   --              --
                                          ---           ----------       ---------
TOTAL CURRENT LIABILITIES                  --            1,715,029              --

LIABILITIES--SUBJECT TO COMPROMISE         --            3,419,031             214
                                          ---           ----------       ---------
TOTAL LIABILITIES                          --            5,134,060             214

Total Equity                               --            8,009,212       4,186,064
                                          ---           ----------       ---------
TOTAL LIABILITIES AND EQUITY               --           13,143,272       4,186,278
                                          ===           ==========       =========


                                    11 of 13

                           COLLINS AIKMAN CORPORATION
                                  JANUARY 2006
                                DIP BALANCE SHEET

                                      TEXTRON AUTO
                                     INTERNATIONAL   C & A (GIBRALTAR)   TEXTRON AUTOMOTIVE
                                     SERVICES, INC        LIMITED            (ASIA) INC.
                                       05-55985           05-55989            05-55991
                                     -------------   -----------------   ------------------
ASSETS
Cash                                          --                936             159,249
Accounts Receivable-Trade, net                --                 --                  --
Other Non-Trade Receivables                   --                 --              38,088
Inventories, net                              --                 --                  --
Tooling and Molding, net-current              --                 --                  --
Prepaids & Other Current Assets               --                 --              85,766
Deferred Tax Assets-current                   --                 --                  --
                                      ----------        -----------          ----------
   TOTAL CURRENT ASSETS                       --                936             283,103

Investments in Subsidiaries                   --        120,948,761                  --
Fixed Assets, net                             --                 --              62,122
Goodwill, net                         (2,601,844)                --            (635,460)
Deferred Tax Assets-Long Term                 --                 --                  --
Tooling and Molding, net-Long Term            --                 --                  --
Other Noncurrent Assets                       --                 --                  --
Intercompany Assets                      (19,048)           (15,565)           (625,419)
PP IC Accounts Receivable                848,905             32,732            (858,651)
                                      ----------        -----------          ----------
TOTAL ASSETS                          (1,771,987)       120,966,864          (1,774,304)
                                      ==========        ===========          ==========

LIABILITIES AND EQUITY
Notes Payable                                 --                 --                  --
Short Term Borrowings                         --                 --                  --
Advance on Receivables                        --                 --                  --
Current Portion-Long Term Debt                --                 --                  --
Current Portion-Capital Leases                --                 --                  --
Accounts Payable                              --                 --                  --
Accrued Interest Payable                      --                 --                  --
Accrued & Other Liabilities               95,112             17,010              10,479
Income Taxes Payable                          --             18,853                 594
                                      ----------        -----------          ----------
TOTAL CURRENT LIABILITIES                 95,112             35,862              11,073

LIABILITIES--SUBJECT TO COMPROMISE            --                 --              39,980
                                      ----------        -----------          ----------
TOTAL LIABILITIES                         95,112             35,862              51,053

Total Equity                          (1,867,099)       120,931,002          (1,825,357)
                                      ----------        -----------          ----------
TOTAL LIABILITIES AND EQUIT           (1,771,987)       120,966,864          (1,774,304)
                                      ==========        ===========          ==========


                                    12 of 13

                           COLLINS AIKMAN CORPORATION
                                  JANUARY 2006
                               DIP BALANCE SHEET

                                     NEW BALTIMORE   C&A AUTOMOTIVE MATS,   C&A AUTOMOTIVE
                                     HOLDINGS, LLC            LLC           SERVICES, LLC
                                       05-55992            05-55969            05-55981
                                     -------------   --------------------   --------------
ASSETS
Cash                                          --                --                 --
Accounts Receivable-Trade, net            66,903                --                 --
Other Non-Trade Receivables                   --                --                 --
Inventories, net                              --                --                 --
Tooling and Molding, net-current              --                --                 --
Prepaids & Other Current Assets               --                --                 --
Deferred Tax Assets-current                   --                --                 --

   TOTAL CURRENT ASSETS                   66,903                --                 --
                                       ---------            ------                ---
Investments in Subsidiaries                   --                --                 --
Fixed Assets, net                        617,050                --                 --
Goodwill, net                          2,048,703                --                 --
Deferred Tax Assets-Long Term                 --                --                 --
Tooling and Molding, net-Long Term            --                --                 --
Other Noncurrent Assets                       --                --                 --
Intercompany Assets                       43,008                --                 --
PP IC Accounts Receivable             (2,694,049)               --                 --
                                      ----------            ------                ---
TOTAL ASSETS                              81,615                --                 --
                                      ==========            ======                ===

LIABILITIES AND EQUITY
Notes Payable                                 --                --                 --
Short Term Borrowings                         --                --                 --
Advance on Receivables                        --                --                 --
Current Portion-Long Term Debt                --                --                 --
Current Portion-Capital Leases                --                --                 --
Accounts Payable                          73,661                --                 --
Accrued Interest Payable                      --                --                 --
Accrued & Other Liabilities                   --                --                 --
Income Taxes Payable                          --                --                 --
                                      ----------            ------                ---
TOTAL CURRENT LIABILITIES                 73,661                --                 --

LIABILITIES--SUBJECT TO COMPROMISE       528,315                --                 --
                                      ----------            ------                ---
TOTAL LIABILITIES                        601,976                --                 --

Total Equity                            (520,361)               --                 --
                                      ----------            ------                ---
TOTAL LIABILITIES AND EQUITY              81,615                --                 --
                                      ==========            ======                ===


                                    13 of 13

                           COLLINS AIKMAN CORPORATION
                        LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006

                                                            COLLINS &     C A CAN DOMESTIC
                                                          AIKMAN PARENT    HOLDING COMPANY
                                              TOTAL          05-55927         05-55930
                                          -------------   -------------   ----------------
A/P - Trade - Pre Petition                  224,770,568         --               --
A/P - Rec'd - Not Invoiced Pre Petition       4,887,471         --               --
A/P - Pre Petition Other                     (8,695,317)        --               --
A/P - Tooling                                59,680,666         --               --
A/P - Capital                                 1,771,368         --               --

PP Short Term Borrowings                             --         --               --
PP Accrued Liabilities                       70,496,274         --               --
PP Accrued Local Property Tax                 1,562,170         --               --
PP Accrued Sales & Use Tax                     (329,962)        --               --
PP Environmental Reserve                     34,213,880         --               --
PP Disc Ops Reserve                                   -         --               --
PP Restructuring Reserve                     13,527,721         --               --
PP Long Term Debt                         1,587,697,736         --               --
PP Capital Leases                               178,466         --               --

Long Term Debt                                       --         --               --
Capital Lease Obligations-Long Term                  --         --               --
Deferred Income Taxes                        20,831,599         --               --
Minority Interest in Consol Subs                     --         --               --
Preferred Stock of Products Co              222,875,520         --               --
Other Noncurrent Liabilities                144,977,078         --               --
                                          -------------        ---              ---
LIABILITIES SUBJECT TO COMPROMISE         2,378,445,238         --               --
                                          =============        ===              ===


                                     1 of 13

                           COLLINS AIKMAN CORPORATION
                        LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006

                                              C & A       JPS_AUTOMOTIVE,   DURA CONVERTIBLE
                                           PRODUCTS CO.         INC.          SYSTEMS, INC
                                             05-55932         05-55935          05-55942
                                          -------------   ---------------   ----------------
A/P - Trade - Pre Petition                   45,805,764     20,937,686         10,526,276
A/P - Rec'd - Not Invoiced Pre Petition              --        392,082                 --
A/P - Pre Petition Other                        169,718       (733,439)                --
A/P - Tooling                                        --             --                 --
A/P - Capital                                        --        103,885                 --

PP Short Term Borrowings                             --             --                 --
PP Accrued Liabilities                       79,710,965        388,515             81,471
PP Accrued Local Property Tax                   193,881        292,720                 --
PP Accrued Sales & Use Tax                     (261,258)        65,364                 --
PP Environmental Reserve                     34,213,880             --                 --
PP Disc Ops Reserve                                  --             --                 --
PP Restructuring Reserve                     13,527,721             --                 --
PP Long Term Debt                         1,587,697,736             --                 --
PP Capital Leases                               178,466             --                 --

Long Term Debt                                       --             --                 --
Capital Lease Obligations-Long Term                  --             --                 --
Deferred Income Taxes                        20,831,599             --                 --
Minority Interest in Consol Subs                                    --                 --
Preferred Stock of Products Co              222,875,520             --                 --
Other Noncurrent Liabilities                139,529,290      3,229,797          1,307,920
                                          -------------     ----------         ----------
LIABILITIES SUBJECT TO COMPROMISE         2,144,473,283     24,676,610         11,915,667
                                          =============     ==========         ==========


                                     2 of 13

                           COLLINS AIKMAN CORPORATION
                        LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006

                                          C & A DEVELOPMENT
                                                 CO.          OWOSSO, MI   SOUTHWEST LAMINATES
                                               05-55943        05-55946          05-55948
                                          -----------------   ----------   -------------------
A/P - Trade - Pre Petition                        --           1,315,926          859,627
A/P - Rec'd - Not Invoiced Pre Petition           --             281,835               --
A/P - Pre Petition Other                          --              61,926               --
A/P - Tooling                                     --                  --               --
A/P - Capital                                     --                  --               --

PP Short Term Borrowings                          --                  --               --
PP Accrued Liabilities                            --                  --          130,972
PP Accrued Local Property Tax                     --                  --           31,656
PP Accrued Sales & Use Tax                        --                  --               --
PP Environmental Reserve                          --                  --               --
PP Disc Ops Reserve                               --                  --               --
PP Restructuring Reserve                          --                  --               --
PP Long Term Debt                                 --                  --               --
PP Capital Leases                                 --                  --               --

Long Term Debt                                    --                  --               --
Capital Lease Obligations-Long Term               --                  --               --
Deferred Income Taxes                             --                  --               --
Minority Interest in Consol Subs                  --                  --               --
Preferred Stock of Products Co                    --                  --               --
Other Noncurrent Liabilities                      --                  --               --
                                                 ---           ---------        ---------
LIABILITIES SUBJECT TO COMPROMISE                 --           1,659,687        1,022,255
                                                 ===           =========        =========


                                     3 of 13

                           COLLINS AIKMAN CORPORATION
                        LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006

                                                                     C & A INTERNATIONAL
                                          AMCO CONVERTIBLE FABRICS          CORP.          C & A ACCESSORY MATS, INC.
                                                  05-55949                 05-55951                 05-55952
                                          ------------------------   -------------------   --------------------------
A/P - Trade - Pre Petition                        1,483,098                   --                    8,457,457
A/P - Rec'd - Not Invoiced Pre Petition                  --                   --                           --
A/P - Pre Petition Other                                 --                   --                        5,193
A/P - Tooling                                            --                   --                           --
A/P - Capital                                            --                   --                           --

PP Short Term Borrowings                                 --                   --                           --
PP Accrued Liabilities                                   --                   --                           --
PP Accrued Local Property Tax                            --                   --                           --
PP Accrued Sales & Use Tax                               --                   --                           --
PP Environmental Reserve                                 --                   --                           --
PP Disc Ops Reserve                                      --                   --                           --
PP Restructuring Reserve                                 --                   --                           --
PP Long Term Debt                                        --                   --                           --
PP Capital Leases                                        --                   --                           --

Long Term Debt                                           --                   --                           --
Capital Lease Obligations-Long Term                      --                   --                           --
Deferred Income Taxes                                    --                   --                           --
Minority Interest in Consol Subs                         --                   --                           --
Preferred Stock of Products Co                           --                   --                           --
Other Noncurrent Liabilities                             --                   --                      706,871
                                                  ---------                  ---                    ---------
LIABILITIES SUBJECT TO COMPROMISE                 1,483,098                   --                    9,169,521
                                                  =========                  ===                    =========


                                     4 of 13

                           COLLINS AIKMAN CORPORATION
                        LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006

                                          TEXTRON AUTOMOTIVE                         TEXTRON AUTOMOTIVE
                                            INTERIORS, INC.    BRUT PLASTICS, INC.     EXTERIORS, INC
                                               05-55956              05-55957             05-55958
                                          ------------------   -------------------   ------------------
A/P - Trade - Pre Petition                    61,512,394                --               35,573,336
A/P - Rec'd - Not Invoiced Pre Petition        1,103,180                --                1,305,713
A/P - Pre Petition Other                      (1,267,193)               --               (6,630,059)
A/P - Tooling                                         --                --                       --
A/P - Capital                                        825                --                       --

PP Short Term Borrowings                              --                --                       --
PP Accrued Liabilities                           529,769                --               (4,222,946)
PP Accrued Local Property Tax                    307,374                --                  200,764
PP Accrued Sales & Use Tax                         8,787                --                 (142,855)
PP Environmental Reserve                              --                --                       --
PP Disc Ops Reserve                                   --                --                       --
PP Restructuring Reserve                              --                --                       --
PP Long Term Debt                                     --                --                       --
PP Capital Leases                                     --                --                       --

Long Term Debt                                        --                --                       --
Capital Lease Obligations-Long Term                   --                --                       --
Deferred Income Taxes                                 --                --                       --
Minority Interest in Consol Subs                      --                --                       --
Preferred Stock of Products Co                        --                --                       --
Other Noncurrent Liabilities                      (2,408)               --                  755,641

                                              ----------               ---               ----------
LIABILITIES SUBJECT TO COMPROMISE             62,192,728                --               26,839,594
                                              ==========               ===               ==========


                                     5 of 13

                           COLLINS AIKMAN CORPORATION
                        LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006


                                          C & A ASSET
                                           SERVICES,                          WICKES ASSET MANAGEMENT,
                                          INC.-CONSOL   C & A PLASTICS, INC             INC.
                                           05-55959           05-55960                05-55962
                                          -----------   -------------------   ------------------------
A/P - Trade - Pre Petition                     --            4,116,810                  169,019
A/P - Rec'd - Not Invoiced Pre Petition        --                8,296                       --
A/P - Pre Petition Other                       --              (98,612)                      --
A/P - Tooling                                  --           59,680,666                       --
A/P - Capital                                  --                   --                       --

PP Short Term Borrowings                       --                   --                       --
PP Accrued Liabilities                         --              401,456               (8,013,709)
PP Accrued Local Property Tax                  --                   --                       --
PP Accrued Sales & Use Tax                     --                   --                       --
PP Environmental Reserve                       --                   --                       --
PP Disc Ops Reserve                            --                   --                       --
PP Restructuring Reserve                       --                   --                       --
PP Long Term Debt                              --                   --                       --
PP Capital Leases                              --                   --                       --

Long Term Debt                                 --                   --                       --
Capital Lease Obligations-Long Term            --                   --                       --
Deferred Income Taxes                          --                   --                       --
Minority Interest in Consol Subs               --                   --                       --
Preferred Stock of Products Co                 --                   --                       --
Other Noncurrent Liabilities                   --                   --                       --

                                              ---           ----------               ----------
LIABILITIES SUBJECT TO COMPROMISE              --           64,108,616               (7,844,690)
                                              ===           ==========               ==========


                                     6 of 13

                           COLLINS AIKMAN CORPORATION
                        LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006


                                                                                         TEXTRON AUTOMOTIVE
                                          C & A FABRICS, INC.   C & A PROPERTIES, INC.    (ARGENTINA) INC.
                                                05-55963               05-55964               05-55965
                                          -------------------   ----------------------   ------------------
A/P - Trade - Pre Petition                     17,774,482                 --                   179,471
A/P - Rec'd - Not Invoiced Pre Petition                --                 --                        --
A/P - Pre Petition Other                           65,652                 --                        --
A/P - Tooling                                          --                 --                        --
A/P - Capital                                   1,666,657                 --                        --

PP Short Term Borrowings                               --                 --                        --
PP Accrued Liabilities                            750,838                 --                        --
PP Accrued Local Property Tax                     475,090                 --                        --
PP Accrued Sales & Use Tax                             --                 --                        --
PP Environmental Reserve                               --                 --                        --
PP Disc Ops Reserve                                    --                 --                        --
PP Restructuring Reserve                               --                 --                        --
PP Long Term Debt                                      --                 --                        --
PP Capital Leases                                      --                 --                        --

Long Term Debt                                         --                 --                        --
Capital Lease Obligations-Long Term                    --                 --                        --
Deferred Income Taxes                                  --                 --                        --
Minority Interest in Consol Subs                       --                 --                        --
Preferred Stock of Products Co                         --                 --                        --
Other Noncurrent Liabilities                           --                 --                        --
                                               ----------                ---                   -------
LIABILITIES SUBJECT TO COMPROMISE              20,732,719                 --                   179,471
                                               ==========                ===                   =======


                                     7 of 13

                           COLLINS AIKMAN CORPORATION
                        LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006

                                              WICKES
                                          MANUFACTURING
                                             COMPANY      C & A INTERIORS, INC   C & A EUROPE, INC.
                                             05-55968           05-55970              05-55971
                                          -------------   --------------------   ------------------
A/P - Trade - Pre Petition                     45,651              --                    --
A/P - Rec'd - Not Invoiced Pre Petition            --              --                    --
A/P - Pre Petition Other                           --              --                    --
A/P - Tooling                                      --              --                    --
A/P - Capital                                      --              --                    --

PP Short Term Borrowings                           --              --                    --
PP Accrued Liabilities                       (627,515)             --                    --
PP Accrued Local Property Tax                      --              --                    --
PP Accrued Sales & Use Tax                         --              --                    --
PP Environmental Reserve                           --              --                    --
PP Disc Ops Reserve                                --              --                    --
PP Restructuring Reserve                           --              --                    --
PP Long Term Debt                                  --              --                    --
PP Capital Leases                                  --              --                    --

Long Term Debt                                     --              --                    --
Capital Lease Obligations-Long Term                --              --                    --
Deferred Income Taxes                              --              --                    --
Minority Interest in Consol Subs                   --              --                    --
Preferred Stock of Products Co                     --              --                    --
Other Noncurrent Liabilities                 (871,576)             --                    --
                                           ----------             ---                   ---
LIABILITIES SUBJECT TO COMPROMISE          (1,453,440)             --                    --
                                           ==========             ===                   ===


                                     8 of 13

                           COLLINS AIKMAN CORPORATION
                        LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006

                                                               GAMBLE
                                               COMET        DEVELOPMENT    M&C ADVANCED
                                          ACOUSTICS, INC.       CO.       PROCESSES, INC
                                              05-55972        05-55974       05-55976
                                          ---------------   -----------   --------------
A/P - Trade - Pre Petition                       --               (71)         6,677
A/P - Rec'd - Not Invoiced Pre Petition          --                --             --
A/P - Pre Petition Other                         --                --             --
A/P - Tooling                                    --                --             --
A/P - Capital                                    --                --             --

PP Short Term Borrowings                         --                --             --
PP Accrued Liabilities                           --          (561,672)            --
PP Accrued Local Property Tax                    --                --             --
PP Accrued Sales & Use Tax                       --                --             --
PP Environmental Reserve                         --                --             --
PP Disc Ops Reserve                              --                --             --
PP Restructuring Reserve                         --                --             --
PP Long Term Debt                                --                --             --
PP Capital Leases                                --                --             --

Long Term Debt                                   --                --             --
Capital Lease Obligations-Long Term              --                --             --
Deferred Income Taxes                            --                --             --
Minority Interest in Consol Subs                 --                --             --
Preferred Stock of Products Co                   --                --             --
Other Noncurrent Liabilities                     --                --             --
                                                ---          --------          -----
LIABILITIES SUBJECT TO COMPROMISE                --          (561,743)         6,677
                                                ===          ========          =====


                                     9 of 13

                           COLLINS AIKMAN CORPORATION
                        LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006

                                                            TEXTRON AUTO
                                          BECKER GROUP,       OVERSEAS             CW
                                               LLC        INVESTMENT, INC   MANAGEMENT CORP.
                                             05-55977         05-55978          05-55979
                                          -------------   ---------------   ----------------
A/P - Trade - Pre Petition                 12,432,697            --                    --
A/P - Rec'd - Not Invoiced Pre Petition     1,806,235            --                    --
A/P - Pre Petition Other                     (291,771)           --                    --
A/P - Tooling                                      --            --                    --
A/P - Capital                                      --            --                    --

PP Short Term Borrowings                           --            --                    --
PP Accrued Liabilities                       (319,016)                          2,229,499
PP Accrued Local Property Tax                      --            --                    --
PP Accrued Sales & Use Tax                         --            --                    --
PP Environmental Reserve                           --            --                    --
PP Disc Ops Reserve                                --            --                    --
PP Restructuring Reserve                           --            --                    --
PP Long Term Debt                                  --            --                    --
PP Capital Leases                                  --            --                    --

Long Term Debt                                     --            --                    --
Capital Lease Obligations-Long Term                --            --                    --
Deferred Income Taxes                              --            --                    --
Minority Interest in Consol Subs                   --            --                    --
Preferred Stock of Products Co                     --            --                    --
Other Noncurrent Liabilities                       --            --                    --
                                           ----------           ---             ---------
LIABILITIES SUBJECT TO COMPROMISE          13,628,146            --             2,229,499
                                           ==========           ===             =========


                                    10 of 13

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006

                                                                 C & A CARPET    C & A CARPET
                                            C & A AUTOMOTIVE    AND ACOUSTICS   AND ACOUSTICS
                                          INTERNATIONAL, INC.     (TN), INC.      (MI), INC.
                                                05-55980           05-55984        05-55982
                                          -------------------   -------------   -------------
A/P - Trade - Pre Petition                          --            3,340,701          214
A/P - Rec'd - Not Invoiced Pre Petition             --                   --           --
A/P - Pre Petition Other                            --                   --           --
A/P - Tooling                                       --                   --           --
A/P - Capital                                       --                   --           --

PP Short Term Borrowings                            --                   --           --
PP Accrued Liabilities                              --               17,646           --
PP Accrued Local Property Tax                       --               60,684           --
PP Accrued Sales & Use Tax                          --                   --           --
PP Environmental Reserve                            --                   --           --
PP Disc Ops Reserve                                 --                   --           --
PP Restructuring Reserve                            --                   --           --
PP Long Term Debt                                   --                   --           --
PP Capital Leases                                   --                   --           --
Long Term Debt                                      --                   --           --
Capital Lease Obligations-Long Term                 --                   --           --
Deferred Income Taxes                               --                   --           --
Minority Interest in Consol Subs                    --                   --           --
Preferred Stock of Products Co                      --                   --           --
Other Noncurrent Liabilities                        --                   --           --
                                                   ---            ---------          ---
LIABILITIES SUBJECT TO COMPROMISE                   --            3,419,031          214
                                                   ===            =========          ===


                                    11 of 13

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006

                                           TEXTRON AUTO      C & A        TEXTRON
                                          INTERNATIONAL   (GIBRALTAR)    AUTOMOTIVE
                                          SERVICES, INC     LIMITED     (ASIA) INC.
                                             05-55985       05-55989      05-55991
                                          -------------   -----------   -----------
A/P - Trade - Pre Petition                      --             --          39,980
A/P - Rec'd - Not Invoiced Pre Petition         --             --              --
A/P - Pre Petition Other                        --             --              --
A/P - Tooling                                   --             --              --
A/P - Capital                                   --             --              --

PP Short Term Borrowings                        --             --              --
PP Accrued Liabilities                          --             --              --
PP Accrued Local Property Tax                   --             --              --
PP Accrued Sales & Use Tax                      --             --              --
PP Environmental Reserve                        --             --              --
PP Disc Ops Reserve                             --             --              --
PP Restructuring Reserve                        --             --              --
PP Long Term Debt                               --             --              --
PP Capital Leases                               --             --              --

Long Term Debt                                  --             --              --
Capital Lease Obligations-Long Term             --             --              --
Deferred Income Taxes                           --             --              --
Minority Interest in Consol Subs                --             --              --
Preferred Stock of Products Co                  --             --              --
Other Noncurrent Liabilities                    --             --              --
                                               ---            ---          ------
LIABILITIES SUBJECT TO COMPROMISE               --             --          39,980
                                               ===            ===          ======


                                    12 of 13

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                               As of January 2006

                                                              C&A           C&A
                                          NEW BALTIMORE   AUTOMOTIVE     AUTOMOTIVE
                                          HOLDINGS, LLC    MATS, LLC   SERVICES, LLC
                                             05-55992      05-55969       05-55981
                                          -------------   ----------   -------------
A/P - Trade - Pre Petition                   193,374          --             --
A/P - Rec'd - Not Invoiced Pre Petition       (9,869)         --             --
A/P - Pre Petition Other                      23,267          --             --
A/P - Tooling                                     --          --             --
A/P - Capital                                     --          --             --

PP Short Term Borrowings                          --          --             --
PP Accrued Liabilities                            --          --             --
PP Accrued Local Property Tax                     --          --             --
PP Accrued Sales & Use Tax                        --          --             --
PP Environmental Reserve                          --          --             --
PP Disc Ops Reserve                               --          --             --
PP Restructuring Reserve                          --          --             --
PP Long Term Debt                                 --          --             --
PP Capital Leases                                 --          --             --

Long Term Debt                                    --          --             --
Capital Lease Obligations-Long Term               --          --             --
Deferred Income Taxes                             --          --             --
Minority Interest in Consol Subs                  --          --             --
Preferred Stock of Products Co                    --          --             --
Other Noncurrent Liabilities                 321,544          --             --
                                             -------         ---            ---
LIABILITIES SUBJECT TO COMPROMISE            528,315          --             --
                                             =======         ===            ===


                                    13 of 13